As Filed with the Securities and Exchange Commission on June 30, 2026
REGISTRATION NO. 333-225901
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 15
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 162

DELAWARE LIFE VARIABLE ACCOUNT F
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Insurance Company)
10555 Group 1001 Way
Zionsville, IN 46077
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number: (844) 448-3519
Michael S. Bloom, Chief Legal Officer and Secretary
Delaware Life Insurance Company
230 Third Avenue, 6th Floor
Waltham, MA 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A

DELAWARE LIFE MASTERS PRIME® VARIABLE ANNUITY
PROSPECTUS
June 30, 2026
This Prospectus describes the Delaware Life Masters Prime® Variable Annuity (the “Contract”), a flexible payment deferred variable annuity contract. Delaware Life Insurance Company (the “Company,” “Delaware Life,” “us,” “our,” or “we”) and Delaware Life Variable Account F (the “Variable Account”) offered the Contract to individuals and entities and through personal retirement and deferred compensation plans. The Contract is no longer available for sale.
The Contract allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Prospectus provides important information about the Contract, including its material features, rights, obligations, restrictions, Investment Options, optional benefits, and variations, as well as other information.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal.
If you take a withdrawal or surrender, you may be subject to a withdrawal charge and income taxes, including a 10% additional federal tax if you are younger than age 59  1∕2.
When you invest in the Contract, you decide how to allocate your money among a number of Variable Options and, if available, the Fixed Options. See “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT” for additional information about each Variable Option and Fixed Option. You should consider which features are important to you and the amount of Variable Account charges, the amount of any optional benefit charges, and the amount of any early withdrawal charges that you are willing to pay relative to your needs. In deciding whether to purchase any of the optional living or death benefits that are available, you should consider the desirability of the benefit relative to its additional cost and your needs.
The availability of investment options, Contract benefits or other features described in this prospectus may vary depending on the broker-dealer or other financial intermediary through which the Contract was sold.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Any obligations (including under any Fixed Options) or guarantees under the Contract are subject to the Company’s financial strength and claims-paying ability.
NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S AUDITED FINANCIAL STATEMENTS
Audited financial statements for the Company for the year-ended December 31, 2025 are now available to you online at https://dfinview.com/delawarelife/TAHD/246115166?site=Annuity. Copies are also available to you upon request, without charge, by calling (800) 477-6545 or by sending an email request to customer.relations@delawarelife.com. As a reminder, the Company’s 2025 audited financial statements were delayed due to a review of the Company’s affiliate and related-party transactions, which has been completed. The review identified errors relating to the identification and presentation of certain related-party investments and, to correct the errors, the Company has restated certain 2024 disclosures in the Notes to the 2025 audited financial statements. Other than the corrected Notes disclosures, there has been no restatement of the 2024 information set forth in the 2025 financial statements. Please see the Company’s 2025 audited financial statements for additional information.
The financial guarantees we provide under your Contract are supported by the Company’s general account and are subject to the Company’s financial strength and claims-paying ability. The Company’s financial statements are relevant to the Company’s ability to meet its financial obligations under your Contract and should not be considered as having any bearing on the investment performance of the assets held in the Variable Account.

Audited financial statements for the Variable Account for the year-ended December 31, 2025 are available to you online at https://dfinview.com/delawarelife/TAHD/246115166?site=Annuity. Additional copies may be obtained upon request, without charge, by calling (800) 477-6545 or by sending an email request to customer.relations@delawarelife.com.
If you have any questions about your Contract, please contact us at our Service Address:
By mail – Delaware Life Insurance Company
P.O. Box 758581, Topeka, KS 66675-8581
By express mail – Delaware Life Insurance Company,
Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636
By telephone – (877) 253-2323
By facsimile – (785) 286-6118
https://www.delawarelife.com/contact-us/contact-page
The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

SPECIAL TERMS
The following terms as used in this Prospectus have the indicated meanings:
ACCUMULATION PHASE:  The period before the Annuity Income Date while the Contract is in force.
ANNUAL WITHDRAWAL AMOUNT (“AWA”):  Under the GLWB, the maximum amount that you may withdraw in a Contract Year without reducing the Withdrawal Benefit Base.
ANNUITANT:  The natural person or persons with the right to receive annuity payments on or after the Annuity Income Date and on whose life or lives annuity payments involving life contingencies are based.
ANNUITY INCOME DATE:  The date the annuity payments begin.
ANNUITY PAYMENT OPTION:  A payment option as described under “Fixed Annuity Payment Options” or subsequently made available by the Company.
APPLICATION:  The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.
ASSET CHARGE:  Also known as the mortality and expense risk charge, assessed in computing the Net Investment Factor.
BASIC (STANDARD) DEATH BENEFIT:  The standard death benefit that pays your Contract Value calculated as of the Death Benefit Date to the Beneficiary.
BENEFICIARY:  The person or entity having the right to receive the death benefit.
BONUS AMOUNT:  An amount that may be added to the Withdrawal Benefit Base as a bonus at the end of each Contract Year and on the Income Start Date.
BONUS BASE:  The amount used to calculate any Bonus Amounts during the Bonus Period.
BONUS PERIOD:  A 10-year time period before the Income Start Date, measured from the Issue Date or the last Step-Up Date, over which the Withdrawal Benefit Base can accumulate Bonus Amounts. The Bonus Period terminates automatically on the Income Start Date.
BONUS RATE:  A percentage rate multiplied by the Bonus Base on each Contract Anniversary (and on the Income Start Date if not a Contract Anniversary) during the Bonus Period to determine any Bonus Amounts.
BUSINESS DAY:  Any day the New York Stock Exchange (“NYSE”) is open for trading and that is a day on which we process financial transactions and requests.
CODE:  The Internal Revenue Code of 1986, as amended.
COMPANY (“we,” “us,” “our,” “DELAWARE LIFE”):  Delaware Life Insurance Company, which is subject to state supervision. It is the depositor of the Variable Account in which the Contract participates.
CONTRACT:  The flexible payment deferred variable annuity contract described in this Prospectus.
CONTRACT ANNIVERSARY:  The same date in each succeeding year that corresponds to the Issue Date. If your Contract is issued on February 29th, your Contract Anniversary will be March 1st of each subsequent year.
CONTRACT QUARTER:  A three-month period with the first Contract Quarter beginning on the Issue Date.

CONTRACT VALUE:  The sum of Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.
CONTRACT YEAR:  A period of 365 days (366 days if a leap year) first measured from the Issue Date.
DEATH BENEFIT DATE:  The date on which the Company receives Due Proof of Death. If there are multiple Beneficiaries, the Death Benefit Date will be the first date on which we receive Due Proof of Death from at least one Beneficiary.
DESIGNATED FUNDS:  A subset of the available Funds in the Subaccounts that we make available for use with the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders.
DOLLAR-COST AVERAGING (or “DCA”) Program:  You may elect to participate in the DCA Program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date. The 6 and 12-month DCA Program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month.
DUE PROOF OF DEATH:  An original or an originally certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and, in respect of each Beneficiary, our claim form, properly completed, and any other information or documents required to make a death benefit payment.
EARLY WITHDRAWAL:  Under the GLWB, any withdrawal taken prior to the Income Start Date.
EXCESS WITHDRAWAL:  Under the GLWB, in any Contract Year after the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount.
FIXED ACCOUNT:  A part of the Company’s general account, consisting of all the Company’s assets other than those allocated to the Company’s separate accounts.
FIXED ACCUMULATION VALUE:  The sum of the values of all Guarantee Amounts credited to your Contract and the amounts in the DCA program for a Valuation Period.
FIXED ANNUITY:  An annuity with payments which do not vary as to dollar amount, and the only Annuity Payment Option offered by us for annuitizations.
FIXED OPTION:  An Investment Option that is part of the Fixed Account. Guarantee Periods and Dollar-Cost Averaging (or “DCA”) Program options are Fixed Options. Amounts allocated a Fixed Option will earn interest at a rate specified by the Company, subject to a minimum guaranteed rate under the Contract.
FUND:  An open-end management investment company, registered under the Investment Company Act of 1940, in which the Subaccount invests.
GLWB:  An optional living benefit rider that you may be eligible to elect on or before the Issue Date of your Contract, which guarantees that the Owner may withdraw and receive an annual amount each Contract Year.
GLWB COVERED PERSON (JOINT GLWB COVERED PERSON):  The natural person whose age is used to determine the Lifetime Withdrawal Percentage for purposes of calculating the AWA on the Income Start Date and on any subsequent Step-Up Date.
GLWB FEE:  A fee calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base and deducted from your Contract Value on the last Valuation Period of each Contract Quarter.
GLWB FEE RATE:  The annual percentage rate used to calculate the quarterly GLWB Fee.

GLWB PURCHASE PAYMENT PERIOD:  The period during which additional Purchase Payments may be accepted. The GLWB Purchase Payment Period begins on the Issue Date and is currently the first three Contract Years.
GOOD ORDER:  A Complete instruction received by the Company, including legally and Company required information.
GUARANTEE AMOUNT:  Any portion of the Fixed Accumulation Value allocated to a Guarantee Period with a particular Renewal Date (including interest earned thereon).
GUARANTEE PERIOD:  The period for which a Guaranteed Interest Rate is credited. Each year in a Guarantee Period is 365 days (366 days if a leap year), first measured from the date of the allocation to the Guarantee Period. When available, the Company may offer different durations of Guarantee Periods. A Guarantee Period is also known as a Fixed Option in the Prospectus.
GUARANTEED INTEREST RATE:  The rate of interest we credit during any Guarantee Period. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%.
HAV COVERED PERSON:  The oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date for the HAV Death Benefit except as provided under spousal continuation.
HAV DEATH BENEFIT:  An optional death benefit that you may be eligible to elect on or before the Issue Date of your Contract.
HAV VALUE:  The higher of (1) the total Purchase Payments, adjusted for any partial withdrawals, and (2) the highest Contract Value on any Contract Anniversary before the HAV Covered Person’s 81st birthday, adjusted for any Purchase Payments and any partial withdrawals made between such Contract Anniversary and the Death Benefit Date under the HAV Death Benefit rider.
INCOME PHASE (annuity payout):  The annuity payout period that begins on the Annuity Income Date and during which annuity payments are made.
INCOME START DATE:  Under the GLWB, the date we receive your election to activate your right to withdraw the AWA.
INVESTMENT OPTION:  A division of the Variable Account which invests in shares of a Fund. An Investment Option is also known as a Subaccount in the Prospectus.
ISSUE DATE:  The effective date of your Contract when we apply your initial Purchase Payment and issue your Contract.
LIFETIME WITHDRAWAL PERCENTAGE:  A percentage, based on the GLWB Covered Person’s age on the Income Start Date and on any subsequent Step-Up Date, that is applied to the Withdrawal Benefit Base to determine the AWA.
MAXIMUM ANNUITY INCOME DATE:  The first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law.
MIN-MAX PERCENTAGES:  The minimum and maximum aggregate allocation percentage requirements for the Designated Fund categories, if the GLWB, HAV Death Benefit, or ROP Death Benefit is elected.
NET INVESTMENT FACTOR:  A formula applied by the Company to reflect the investment performance of a Subaccount from one Valuation Period to the next and through which the Asset Charge is assessed. The Net Investment Factor may be greater than, less than, or equal to one.

NON-QUALIFIED CONTRACT:  A Contract that does not receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code.
OPEN DATE:  The Business Day your Application is received in Good Order by the Company.
OWNER:  The person(s) or entity entitled to the ownership rights in the Contract. Joint Owners must be spouses recognized as such under federal tax laws.
PAYEE:  A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Owner, or upon the death of the Annuitant on or after the Annuity Income Date.
PURCHASE PAYMENT:  An amount paid to the Company as consideration for the benefits provided by the Contract.
QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code.
RECEIVE (receipt, receives, received by the Company):  Occurs when received by the Company in Good Order at our Service Address, or at such other location and by any means we identify as acceptable to us.
RENEWAL DATE:  The last day of a Guarantee Period.
RMD AMOUNT:  The required minimum distribution amount, if any, that must be distributed with respect to the Contract Value of a Qualified Contract for the current calendar year.
ROP COVERED PERSON:  Under the ROP Death Benefit, the Owner, Joint Owner, or the Annuitant if the Owner is not a natural person, on the Issue Date for the ROP Death Benefit except as provided under spousal continuation.
ROP DEATH BENEFIT:  An optional death benefit that provides a death benefit equal to the higher of the Contract Value and the ROP Value.
ROP VALUE:  Total Purchase Payments adjusted for any partial withdrawals under the ROP Death Benefit rider.
SERVICE ADDRESS:  By mail, Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail, Delaware Life Insurance Company, Mail Zone 581, 5801 SW 6th Avenue, Topeka, KS 66636; and by facsimile at (785)286-6118, or such other address specified by written notice, to which all correspondence concerning your Contract should be sent.
STEP-UP:  Under the GLWB, an increase that the Company applies to the Withdrawal Benefit Base.
STEP-UP DATE:  Under the GLWB, the date when the Withdrawal Benefit Base is increased by a Step-Up.
SUBACCOUNT:  A division of the Variable Account which invests in shares of a Fund. A Subaccount is also known as an Investment Option in the Prospectus.
SURRENDER VALUE:  The amount payable on full withdrawal of your Contract. It is the Contract Value less any applicable Annual Contract Fee, any Withdrawal Charge, and any applicable GLWB, HAV Death Benefit, and ROP Death Benefit rider charges.
VALUATION PERIOD:  The period of time beginning at the close of regular trading on the NYSE each Business Day and ending at the close of such trading on the next Business Day.

VARIABLE ACCOUNT:  Delaware Life Variable Account F, which is a separate account of the Company registered under the Investment Company Act of 1940 and consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company and which is not chargeable with liabilities arising out of any other business of the Company.
VARIABLE ACCUMULATION UNIT:  A unit of measure, for each Subaccount of the Variable Account. It is used to calculate the Contract Value allocated to each Subaccount of the Variable Account during the Accumulation Phase.
VARIABLE ACCUMULATION VALUE:  The sum of the values of all the Variable Accumulation Units in the Subaccounts supporting your Contract for a Valuation Period.
VARIABLE OPTION:  An Investment Option that is a Subaccount of the Variable Account. The value of amounts allocated to a Variable Option will vary according to the investment experience of a Fund.
WITHDRAWAL BENEFIT BASE:  Under the GLWB, the amount used to calculate the AWA and the GLWB Fee.
WITHDRAWAL CHARGE:  The charge which will be applied in the event that you make a partial withdrawal or surrender your Contract during the period when the Withdrawal Charge applies.
YOU and YOUR:  The terms “you” and “your” refer to the “Owner,” as that term is used in this Prospectus.

OVERVIEW OF THE CONTRACT
The Delaware Life Masters Prime Variable Annuity® Contract provides a number of important benefits for your retirement planning and other long term purposes. The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term horizon. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral.
The Contract has two phases: (1) an Accumulation Phase (for savings) and (2) an Income Phase (for income). During the Accumulation Phase, you may make Purchase Payments under the Contract and allocate them to one or more of the Investment Options. During the Income Phase, we make annuity payments to you, to supplement your retirement income.
The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one of the optional death benefits. The Contract also provides optional living benefits so that you can take guaranteed withdrawals.
●
Accumulation Phase. During the Accumulation Phase, you may generally make Purchase Payments under the Contract and allocate them to one or more of the Investment Options, including:
●
The Fund options (also referred to as Variable Options or Subaccounts), which have different underlying mutual funds with different investment objectives, strategies, and risks. When you choose to invest in the Variable Options, you assume investment risk.
●
The Fixed Options, if available, which guarantee principal and interest for Guarantee Periods of one or more years. We are currently offering only one-year Guarantee Periods. The Dollar-Cost Averaging (or “DCA”) Program is also a Fixed Option. We are currently offering 6-month and 12-month DCA Program options.
●
Additional information about each Fund and the Fixed Options is provided in an appendix to this prospectus. See “APPENDIX A: INVESTMENT FUNDS AVAILABLE UNDER THE CONTRACT.”
●
Income Phase. During the Income Phase, we make annuity payments to you, or someone else designated by you, based on the amount of assets annuitized. The dollar amount of the annuity payments are fixed (we do not offer variable payment options). We make the payments for life or for another period that you choose. Subject to the Maximum Annuity Income Date, you choose when to begin your annuity payments. Once the Income Phase begins, you cannot change your payment option. During the Income Phase, you will be unable to take withdrawals of Contract Value. The death benefit from the Accumulation Phase terminates at annuitization, and no amounts will be payable upon death unless the payment option that you selected provides otherwise. Optional living benefits under the Contract generally terminate upon annuitization.
Contract Features
●
Access to Your Money. You can withdraw money from your Contract or surrender your Contract during the Accumulation Phase. If you take a withdrawal or surrender, you may be subject to a Withdrawal Charge and income taxes, including a 10% additional tax if you are younger than age 59 1∕2.
●
Tax Deferral. The Contract has tax deferral, so your earnings under the Contract are generally not subject to tax unless you take a withdrawal, we make an annuity payment to you, or the death benefit is paid. If you purchase your Contract through a tax-qualified plan or individual retirement account (IRA), your purchase should be made for reasons other than tax-deferral. Tax-qualified plans and IRAs already provide tax-deferral without the need to purchase an annuity contract.
●
Optional Living Benefits. The Contract has a living benefit that provides guaranteed lifetime income:
●
A guaranteed lifetime withdrawal benefit which provides for annual lifetime withdrawal payments on a single life or joint life basis;

●
You will pay an additional ongoing charge. You may elect the optional living benefit, and your election must be made on or before the Issue Date of your Contract. You will be subject to investment restrictions if you elect an optional living benefit.
●
If you elect an optional living benefit rider, your Purchase Payments and Contract Value allocations are strictly limited to Designated Funds and must be in compliance with the minimum and maximum aggregate allocation percentage requirements. Additional information about each Designated Fund is provided in an appendix to this prospectus. See APPENDIX B: LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
●
Base and Optional Death Benefit. If you die during the Accumulation Phase, the Beneficiary of your Contract will receive the Contract’s death benefit.
●
The Contract includes at no additional cost a standard death benefit equal to Contract Value.
●
If you elect one of the Contract’s optional death benefits for an additional ongoing charge (the Highest Anniversary Value Death Benefit or the Return of Premium Death Benefit), a greater amount may be payable upon death. You may elect only one optional death benefit, and your election must be made on or before the Issue Date of your Contract.
●
If you elect an optional death benefit rider, your Purchase Payments and Contract Value allocations are strictly limited to Designated Funds and must be in compliance with the minimum and maximum aggregate allocation percentage requirements. Additional information about each Designated Funds is provided in an appendix to this prospectus. See APPENDIX B: LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
●
Additional Features and Services.
●
Automatic Transfer and Withdrawal Programs. At no additional charge, we offer two automatic transfer programs (Dollar Cost Averaging Program, Portfolio Rebalancing Program) and automatic withdrawal programs (Systematic Withdrawal Program).
●
Withdrawal Charge Waivers. At no additional charge, the Contract includes multiple Withdrawal Charge waivers, including an annual Free Withdrawal Amount (applicable to partial withdrawals but not a full surrender), a Nursing Home Withdrawal Charge Waiver, and a Terminal Illness Withdrawal Charge Waiver. The Withdrawal Charge waivers are subject to conditions and limitations. Withdrawals under these waivers may still be subject to taxes and tax penalties and may reduce Contract benefits.
●
E-Delivery. We offer an optional electronic delivery service for delivery of prospectuses, transaction confirmations, reports, and certain other communications in electronic format instead of receiving paper copies.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES	Location In The Prospectus
Are There Charges for Early Withdrawals?
Yes. If you withdraw money from your Contract within 7 years following your last Purchase Payment, you will be assessed a Withdrawal Charge of up to 8.0% (as a percentage of Purchase Payments withdrawn), declining to
0% over that time period. For example, if you make a withdrawal, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are taxes or tax penalties.
Fee Table - Transaction Expenses Withdrawals, Surrenders, and Withdrawal Charges

	FEES AND EXPENSES (CONT.)			Location In The Prospectus
Are There Transaction Charges?
Yes. In addition to charges for withdrawals, you may also be charged for other transactions. There may be taxes on Purchase Payments and charges for transfers among Investment Options. Currently, we do not charge for transfers. However, we reserve the right to charge $25 per transfer after the first 12 transfers per Contract Year. There may be fees for wire transfers or other expedited forms of payment of Contract proceeds.
Fee Table - Transaction Expenses Contract Charges
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the Investment
Options and optional benefits you have elected.
Fee Table - Annual Contract Expenses Contract Charges Benefits Available Under the Contract Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base contract:	1.20%[1]	1.20%[1]
	Investment Options (Fund fees and expenses)	0.71%[2]	3.48%[2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.05%[3]	1.95%[4]

1As a percentage of average Variable Accumulation Value, plus an amount attributable to the Annual Contract Fee.
2As a percentage of Fund net assets.
3As a percentage of ROP Value for the optional death benefit riders.
4As a percentage of Withdrawal Benefit Base. This represents the maximum fee for the rider.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add
Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: $1,724	Highest Annual Cost: $6,403
Assumes: ●Investment of $100,000 ●5% annual appreciation ●Least expensive Fund fees and expenses ●No optional benefits ●No sales charges ●No additional Purchase Payments, transfers or withdrawals
Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and Fund fees
and expenses
●No sales charges
●No additional Purchase
Payments, transfers or
withdrawals

	RISKS	Location In The Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No.
●The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term horizon. You should not use the Contract as a short-term investment.
●Withdrawal Charges may apply to withdrawals. If you take a withdrawal, a
Withdrawal Charge may reduce the withdrawal amount that you actually receive or the value of your investment. Withdrawals may also reduce or terminate Contract guarantees.
●Withdrawals may be subject to taxes, including a 10% additional tax if you take a withdrawal before age 59  1∕2.

What Are the Risks Associated with Investment Options?
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Contract (e.g., the Funds).
●Each Investment Option (including any Fixed Option) will have its own unique risks.
●You should review the Investment Options before making an investment decision.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company.
Any obligations (including under any Fixed Options), guarantees, or benefits are subject to the claims-paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling (877) 253-2323 or visiting https://
www.delawarelife.com/our-company.

	RESTRICTIONS	Location In The Prospectus
Are There Restrictions on the Investment Options?
Yes.
●The availability of certain Investment Options may vary depending on the broker-dealer or other financial intermediary through which the Contract is purchased.
●You are allowed to make 12 transfers between Investment Options per
Contract Year free of charge, after which we reserve the right to charge
$25 per transfer. At least 6 days must elapse between transfers. Your transfers between Variable Options are subject to policies designed to deter excessively frequent transfers. These transfer restrictions do not apply to transfers under the Contract’s automatic transfer programs.
●We reserve the right to remove or substitute Funds as Investment Options.
Variable Account Options: The Funds The Fixed Account Transfers Among the Subaccounts and the Fixed Account Appendix A: Investment Options Available Under the Contract

	RESTRICTIONS (CONT.)	Location In The Prospectus
Are There Any Restrictions on Contract Benefits?
Yes. The availability of certain Contract benefits or other features may vary depending on the broker-dealer or financial intermediary through which the
Contract is purchased.
●If you elected any of the optional benefit riders, your Purchase Payments and Contract Value allocations are strictly limited to Designated Funds and must be in compliance with the minimum and maximum aggregate allocation percentage requirements. We may change these restrictions in the future.
●Failure to satisfy applicable investment restrictions will result in the termination of an optional benefit.
●Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.
●You may not purchase any additional optional benefits after the Issue
Date.
Benefits Available Under the Contract Optional Living Benefits Death Benefit Appendix B: List of Designated Funds and Other Investment Restrictions
	TAXES	Location In The Prospectus
What Are the Contract’s Tax Implications?
●You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
●There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or an individual retirement account (IRA).
●Distributions from your Contract that are includible in income are taxed at ordinary income rates. You may be subject to a 10% additional tax if you take a withdrawal before age 59  1∕2.
Tax Provisions
	CONFLICTS OF INTEREST	Location In The Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling the
Contract to you, including commissions, other cash compensation, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. As a result of these compensation arrangements, your investment professional may have a financial incentive to offer or recommend this Contract to you over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Contract
Should I Exchange my Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the optional benefits you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		None
Deferred Sales Load (or Withdrawal Charge) (as a percentage of Purchase Payments withdrawn)		8%[1]
Withdrawal Charge Schedule
Number of Completed Years Since the Purchase Payment Has Been in Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%
Exchange Fee (per transfer after 12th transfer in a Contract Year)		$25 (Currently $0)

1.
A portion of your Contract Value may be withdrawn each year without imposition of any Withdrawal Charge. (See “WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES – Free Withdrawal Amount.” After a Purchase Payment has been in your Contract for seven complete years, that Purchase Payment may be withdrawn free of any Withdrawal Charge. We reserve the right to charge a fee for transfers to and from Guarantee Periods into or out of other Guarantee Periods within a thirty-day period.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses[1]		$30
Base Contract Expenses[2] (as a percentage of average Variable Accumulation Value)		1.20%
Optional Benefit Expenses	Maximum Charge	Current Charge
Optional Death Benefits
Highest Anniversary Value (HAV) Death Benefit (as a percentage of the HAV Value3)	2.00% annually	0.40% annually
Return of Premium (ROP) Death Benefit (as a percentage of the ROP Value3)	2.00% annually	0.20% annually
Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits
GLWB (as a percentage of the Withdrawal Benefit Base3)	1.95% annually	1.50% annually

1.
Referred to as the “Annual Contract Fee” elsewhere in this prospectus. If you surrender your Contract on a date other than a Contract Anniversary, we will deduct a proportionate amount of the Annual Contract Fee to reflect the time elapsed between the last Contract Anniversary and the date of the surrender. We will not deduct the Annual Contract Fee if your Contract Value is $100,000 or more on your Contract Anniversary or on the date you surrender your Contract. (See “CONTRACT CHARGES - Annual Contract Fee.”)
2.
Referred to as the “Asset Charge” elsewhere in this prospectus. (See “CONTRACT CHARGES - Asset Charges.”)

3.
The HAV Value, ROP Value, or Withdrawal Benefit Base, as applicable, is initially equal to your initial Purchase Payment in the Subaccounts and is thereafter subject to possible positive and negative adjustments. (See “DEATH BENEFIT” and “OPTIONAL LIVING BENEFITS.”)
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document in APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Annual Fund Expenses
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and/or service (12b-1) fees, and other expenses)	0.71%	3.48%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)
If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$16,281	$30,319	$45,875	$82,611
(2)
If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,574	$25,558	$42,281	$82,611
(3)
If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,574	$25,558	$42,281	$82,611
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss
You can lose money by investing in the Contract, including loss of principal. The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk
The Contract is not designed for short-term investing or for an investor who needs ready access to cash. The Contract is designed for an investor with a longer time horizon for investment. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-term investment horizon.

Fund Options Risk
Amounts that you invest in the Fund options (i.e., the Subaccounts or Variable Options) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Subaccounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Subaccount. The Company does not guarantee the performance of the Subaccounts or the underlying Funds.
Withdrawal Risk
You should carefully consider the risks associated with withdrawals under the Contract (including a full surrender). Withdrawals may be subject to significant Withdrawal Charges. Withdrawals are generally subject to ordinary income taxation and if you take a withdrawal prior to age 59  1∕2, you may also be subject to a 10% additional tax. A full surrender will terminate the Contract and all of its benefits. You should consider the impact that a partial withdrawal may have on the standard and optional benefits under your Contract. Partial withdrawals will reduce the value of the death benefit. In addition, a partial withdrawal may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you take systematic withdrawals under your Contract, you may be repeatedly exposed to the risks associated with partial withdrawals. If you have amounts invested in the Fixed Account and need ready access to cash, we may defer payment of any amounts withdrawn from the Fixed Account for up to six months. You cannot make withdrawals from the Contract after it is annuitized.
Investment Restrictions Risk
If you elect an optional living benefit and/or optional death benefit, you will be subject to investment restrictions. Your optional benefit may be terminated if you fail to satisfy the applicable investment restrictions. The Funds to which you may be limited are referred to as “Designated Funds.” We limit the number and type of available Designated Funds and impose minimum and maximum allocation requirements for each Designated Fund category in our sole discretion to reduce our risk exposure in providing the guarantees associated with the optional benefit riders. These limits may reduce the return on your investment. We impose investment restrictions because they reduce the risk of investment losses during down market periods that may require us to use our own assets to make guaranteed payments under the Contract’s optional benefits. At the same time, the investment strategy of the Designated Funds during an upside market period could limit market gains in your Contract. The investment objective and policies of the Designated Funds may conflict with your investment objectives by reducing the potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether you have a need for these optional benefits and whether the Designated Funds are appropriate investments for you.
Purchase Payment Restriction Risk
There is no guarantee that you will always be permitted to make Purchase Payments. We limit the amount of Purchase Payments that you make to the Contract and other contracts issued by the Company with the same or related Owners and Annuitants on a nondiscriminatory basis. We will not accept a Purchase Payment after any Owner or Annuitant attains age 93. If you elect the GLWB, we will not accept a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. In addition, Purchase Payments cannot be made after the third Contract Anniversary. The maximum Withdrawal Benefit Base is $5 million. Our restrictions related to Purchase Payments may affect the value of your Contract. If you are not permitted to make additional Purchase Payments, you will lose the ability to increase the value of your Contract and its benefits through Purchase Payments.

Transfer Risk
If you elect an optional benefit rider, you may not participate in the DCA Program or transfer any Contract Value to the Guarantee Period. These actions will terminate the optional benefit rider, without any value. There are transfer restrictions applicable to the Investment Options that may limit your ability to readily transfer your Contract Value among Investment Options or from Investment Options to Fixed Options, if available, in response to changing market conditions or changes in your personal circumstances.
Selection Risk
The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may not be available now or in the future. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will be more than offset by the amount you paid for the benefit.
Fixed Account Interest Rate Risk
We guarantee that we will credit interest to amounts you allocate to the Fixed Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.
Financial Strength and Claims-Paying Ability Risk
Our guarantees and obligations under the Contract, including any death benefit, optional living benefit, amounts held in the Fixed Account, interest credited on amounts held in the Fixed Account, and income payments are subject to our financial strength and long-term claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners. As such, our business is vulnerable to systems failures, cyber security incidents, and operational disruptions, any of which could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract.
Financial services companies and their service providers are increasingly targets of cyber-attacks. Cyber-attacks may be systemic (e.g., affecting infrastructure generally) or targeted (e.g., affecting our systems specifically). While we have established controls to help identify threats and protect our systems, our systems have in the past been, and will likely in the future be, subject to cyber-attacks or other cyber security incidents. There is no guarantee that we will always be successful in protecting our systems against future attacks or incidents.
The operational and information security risks to which we are exposed include (but are not limited to) utility outages; the loss, theft, misuse, corruption, destruction, or malicious encryption of data; interference with or denial of service; attacks on systems and websites; hardware and software malfunctions; physical break-ins; fraud; and unauthorized access or release of confidential customer information. Cyber security incidents may impede our ability to process Contract transactions, calculate Variable Accumulation Unit values, or otherwise administer the Contract. They could also subject us to regulatory fines, litigation, or financial losses and/or cause reputational damage. Cyber security incidents could impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds to lose value.
We are also exposed to risks related to natural and man-made disasters and other severe events, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, terrorist acts, and military actions, any of which could adversely affect our ability to conduct business operations. We maintain business continuity plans, but we cannot assure you that severe events will not impair our ability to administer the Contract. Severe events may impact our ability to calculate Variable Accumulation Unit values or process Contract transactions, and could have other possible negative impacts. They may also impact our service providers, financial intermediaries, the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, our service providers and intermediaries, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters or other severe events.
DELAWARE LIFE INSURANCE COMPANY
Delaware Life Insurance Company is obligated to pay all amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability. We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in all states (except New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our main administrative office address is 10555 Group 1001 Way, Zionsville, IN 46077.
The direct parent company of Delaware Life Insurance Company is DLIC Sub-Holdings, LLC, a Delaware limited liability company formed on August 31, 2020. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter.
THE VARIABLE ACCOUNT
We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.
Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account, whether or not realized, are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct.
The assets of the Variable Account are divided into Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund. All amounts allocated by you to a Subaccount will be used to purchase Fund shares at their net asset value. All distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for withdrawals, annuity payments, death benefits, Contract fees, fees for any optional living benefit or death benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.
Contract Value allocated to a Subaccount will vary based on the investment performance of the corresponding Fund in which the Subaccount invests. There is the risk of loss of your entire investment in the Variable Account.
VARIABLE OPTIONS: THE FUNDS
The Contract offers Subaccounts, also known as Variable Options, each of which invests in a single Fund. Each Fund is a mutual fund registered under the 1940 Act, or a separate series or portfolio thereof. Contract Value allocated to a Subaccount will vary based on the investment performance of the corresponding Fund in which the Subaccount invests. There is risk of loss of your entire investment in the Variable Account.
The availability of certain Funds may vary depending on the broker-dealer or other financial intermediary through which the Contract was purchased.

Information regarding each Fund, including its (i) name, (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this prospectus. (See “APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”) Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investing. The Fund prospectuses and other information can be found at https://dfinview.com/delawarelife/TAHD/246115166?site=Annuity. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (800) 477-6545 or by sending an email request to customer.relations@delawarelife.com.
The Funds may also be available to registered separate accounts offering variable annuity and variable life insurance products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict of interest may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of a conflict of interest, we will take any steps necessary to protect Owners, including (1) withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or (2) substitution of shares of other Funds.
As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Contract Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to several differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.
Voting of Fund Shares
To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions.
Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us or the Funds. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. You are permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Subaccount. We calculate this value based on the number of Variable Accumulation Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit on that date. We count fractional votes.
We will vote any shares owned by us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.
Payments We Receive
The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.35% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.
These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.
In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available Investment Options. Certain Fund Groups may also attend these meetings.
These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as a Variable Option under the Contracts. Other available Variable Option portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.
If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.
Selection of Funds
The Funds offered through the Contract are selected by the Company. We may add or remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value at our discretion. In selecting the Funds and Designated Funds, we consider, among other things, whether a Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, distribution and support services provided by us to the Funds, or whether Fund affiliates can provide marketing and distribution support for the sale of the Contracts. We do not recommend or endorse any particular Fund, and we do not provide investment advice. You bear the risk of any decline in your Contract Value resulting from the investment performance of the Funds.

If you elect any of the GLWB, the HAV Death Benefit and ROP Death Benefit riders, we currently limit your choice of Subaccounts to the Designated Funds. In addition, we limit the number and type of available Designated Funds and impose minimum and maximum allocation requirements for each Designated Fund category to reduce our risk exposure in providing the guarantees associated with the GLWB, the HAV Death Benefit and ROP Death Benefit riders. These limits may reduce the return on your investment. The Designated Fund requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option. (See “DESIGNATED FUNDS.”)
Fund Restrictions
The availability of certain Funds may vary depending on the broker-dealer or other financial intermediary through which the Contract was sold.
If you elect any of the optional benefit riders, we currently limit your choice of Subaccounts to the Designated Funds and the minimum and maximum aggregate allocation percentage requirements within the four categories of Designated Funds. We limit the number and type of available Designated Funds and the percentages of Purchase Payments and Contract Value allocable within the four categories of Designated Funds to reduce our risk exposure in providing the guarantees associated with the optional benefit riders. These limits may reduce the rate of return on your investment. The Designated Fund requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option. (See “APPENDIX B: LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.”)
THE FIXED ACCOUNT
The Fixed Account is part of our general account which is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods and the DCA Program become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Accumulation Value, such as those with the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Accumulation Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.
We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. We are not, however, obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.
In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the 1940 Act. Therefore, neither the Fixed Account nor any interests therein are generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The disclosures relating to the Fixed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

THE FIXED ACCOUNT: Fixed OPTIONS
If you elected a GLWB, HAV Death Benefit, and/or ROP Death Benefit rider, you may not allocate Purchase
Payments and Contract Value to the Fixed Options (DCA Program and Guarantee Periods). You may transfer
Contract Value to a Guarantee Period, if you cancel the GLWB, the HAV Death Benefit and/or ROP Death Benefit
riders.

During the Accumulation Phase, the Fixed Account offers two Fixed Options for the allocation of Purchase Payments and transfers of Contract Value: Guarantee Periods and a Dollar-Cost Averaging (or “ DCA”) program. The Fixed Options are Investment Options under the Contract available to you.
The following is the list of the Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and cease offering an existing Fixed Option. We will provide you with written notice before doing so. See “THE FIXED ACCOUNT”, the sub-section captioned “Dollar-Cost Averaging” under the “Other Programs” section in “THE ACCUMULATION PHASE” and the “Dollar-Cost Averaging” section of the table in “BENEFITS AVAILABLE UNDER THE CONTRACT” for more information.
Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	One (1) Year	1%
Dollar-Cost Averaging	6 Months and 12 Months	1%
You can find out about our current Guaranteed Interest Rates by calling us at (800) 374-3714.
Guarantee Periods
You may elect one or more Guarantee Periods from those we may make available. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). We may choose not to make any Guarantee Periods available at our discretion. At any time, we can reverse our decision to exercise this right.
From time to time and subject to regulatory approval, we may offer Fixed Options with different interest Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We, in our sole discretion, establish the interest rates for each Guarantee Period. We will not declare a rate that yields values less than those required by the state in which the Contract is issued. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the Guarantee Periods of the Fixed Account at different times may earn interest at different rates.
Renewals of Guarantee Periods
At least 30 days prior to the Renewal Date of each Guarantee Period, we will provide you with notice of the upcoming expiration of the Guarantee Period. Unless you instruct us otherwise, a one-year Guarantee Period will commence automatically at the end of the previous Guarantee Period. If a one-year Guarantee Period is not offered by us at that time, the Guarantee Amount will be transferred automatically to a money market Subaccount. To avoid an automatic renewal or transfer on the Renewal Date, the Owner must elect, in writing prior to the Renewal Date, a different Guarantee Period from among those that the Company offers at such time or provide written instructions to transfer all or a portion of the Guarantee Amount to one or more Subaccounts. (See “Transfers Among the Subaccounts and the Fixed Account.”)

For additional information about your Guarantee Periods, see “THE ACCUMULATION PHASE”, “Fixed Accumulation Value”, including “Crediting Interest”, “Guarantee Amounts” and Renewals of Guarantee Periods, and “APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT”.
Dollar-Cost Averaging Program
We offer the DCA Program, at no extra charge, whereby you may by allocate a Purchase Payment to the Fixed Account prior to your Annuity Income Date under the 6 and 12-month DCA Program. The DCA Program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts on Designated Funds each month. For a description of the DCA Program, see “THE ACCUMULATION PHASE”, “Automatic Programs”, Dollar-Cost Averaging Program.”
Guaranteed Interest Rates
We determine Guaranteed Interest Rates for the Fixed Options at our discretion. Our determination will be influenced by the return we earn on our investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. We may at our discretion periodically offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.
THE ACCUMULATION PHASE
During the Accumulation Phase of your Contract, you may make Purchase Payments into your Contract, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins on the Issue Date and ends on the Valuation Period before your Annuity Income Date. The Accumulation Phase will end sooner if you surrender your Contract or if you die before the Annuity Income Date.
Issuing Your Contract
We “open” the Contract on the Business Day when we receive your Application in Good Order at our Service Address. We refer to this date as the Open Date. We issue your Contract within two Business Days after we receive your initial Purchase Payment and your Application is in Good Order. We refer to this date as the Issue Date.
If we receive an Application not in Good Order and we do not receive the required information or documentation within five Business Days from our receipt of your initial Purchase Payment, we will either send back your initial Purchase Payment or request your permission to keep the funds until we receive the required information or documentation. Then, when the Application is in Good Order, we will apply your Purchase Payment within two Business Days.
To purchase the Contract, all Owners must be younger than age 81 on the Open Date. The GLWB may be elected only if all Owners and Annuitants are younger than age 81 on the Open Date and older than age 45 on the Issue Date. The HAV Death Benefit and ROP Death Benefit options may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.
Subsequent Purchase Payments will be credited to your Contract on the Business Day that we receive them in Good Order.
Amount and Frequency of Purchase Payments
The amount of Purchase Payments may vary. The initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and the maximum annual Individual Retirement Annuity contribution under the Code for a Qualified Contract. The maximum annual Individual Retirement Annuity contribution under the Code for 2026 for traditional IRAs and Roth IRAs cannot be more on a combined basis than $7,500 ($8,600 if you are age 50 or older).

Each additional Purchase Payment must be at least $500. In addition, unless we have given our prior approval, we will not accept a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant’s 93rd birthday. We will not accept a Purchase Payment after the third Contract Anniversary if you purchased the GLWB. We reserve the right not to accept any Purchase Payment.
Allocation of Purchase Payments
If you elected a GLWB, HAV Death Benefit and/or a ROP Death Benefit rider, you may not allocate Purchase Payments to the Fixed Options, which includes the DCA Program and Guarantee Periods.
You may allocate your Purchase Payments among the Investment Options offered as the Variable Options and the Fixed Options. However, any allocation to a Fixed Option must be at least $500. We reserve the right to change this minimum amount upon written notice to you.
During the Accumulation Phase, you may specify the percentage of each Purchase Payment to be allocated to each Investment Option or a Fixed Option, if available. These percentages are called your allocation instructions. You may change your allocation instructions for future Purchase Payments by sending a notice of the change in Good Order to the Service Address. We will use your new allocation instructions for current and future Purchase Payments until we receive another change notice in Good Order.
Your Contract Value
During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.
Variable Accumulation Value
Variable Accumulation Units
Your Variable Accumulation Value is the combined Contract Value in each Investment Option, also known as a Variable Option. We use a unit of measure called a Variable Accumulation Unit in determining that combined value. A Variable Accumulation Unit works much like a mutual fund share. We determine the value in each Investment Option by multiplying the number of your Variable Accumulation Units allocated to that Investment Option by the value of each Variable Accumulation Unit.
Variable Accumulation Unit Value
The value of each Variable Accumulation Unit in a Investment Option reflects the net investment performance of that Investment Option. We determine that value once on each Business Day at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the NYSE.) The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change. The Net Investment Factor represents the net investment performance of a Investment Option at the end of any Valuation Period.
We determine the value of a Variable Accumulation Unit for each Investment Option for a Valuation Period by multiplying the value of a Variable Accumulation Unit for that Investment Option for the preceding Valuation Period by the Net Investment Factor for that Investment Option for such subsequent Valuation Period. The value of a Variable Accumulation Unit for each Investment Option for any Valuation Period is the value determined as of the end of that Valuation Period and may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the calculation of the Net Investment Factor described below.
We calculate the Net Investment Factor for any Valuation Period by dividing (a) by (b) and then subtracting (c), where:
(a)
is the net result of:
1.
the net asset value of a Fund share held in the Investment Option at the end of that Valuation Period, plus

2.
the per share amount of any dividend or other distribution made by that Fund on shares held in the Investment Option if the ex-dividend date occurs during the Valuation Period, plus or minus
3.
a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Investment Option.
(b)
is the net asset value per share of the Fund share at the end of the preceding Valuation Period; and
(c)
is the Asset Charge factor (the mortality and expense risk charge factor) for the Valuation Period.
The Net Investment Factor may be greater than, less than, or equal to one; therefore, the Variable Accumulation Unit value may increase, decrease or remain unchanged.
Crediting Variable Accumulation Units
Any allocations to a Investment Option(s) (including Purchase Payments and transfers) will result in the purchase of Variable Accumulation Units. The number of Variable Accumulation Units that the Company credits to each Investment Option is determined by dividing the dollar amount allocated to that Investment Option by the Investment Option’s Variable Accumulation Unit value as calculated at the end of the Valuation Period when the allocation is effected.
Canceling Variable Accumulation Units
Any deductions from a Investment Option (including surrenders, partial withdrawals, death benefit payments, transfers, and fee deductions), will result in the cancellation of Variable Accumulation Units with a variable accumulation value equal to the total amount by which the Investment Option is reduced. The number of cancelled units will be determined by dividing the dollar amount deducted from that Investment Option by the Investment Option Variable Accumulation Unit value as calculated at the end of the Valuation Period when the deduction is effected.
Fixed Accumulation Value
Your Fixed Accumulation Value is the sum of Purchase Payments and Contract Value allocated to Guarantee Periods and the DCA Program, plus interest credited on those amounts, and minus withdrawals, transfers, and any deductions for charges under the Contract taken from your Fixed Accumulation Value.
A Guarantee Period (also known as a Fixed Option) begins on the Business Day that (a) a Purchase Payment is applied to a Guarantee Period under your Contract or (b) we receive your request in Good Order to transfer Contract Value from a Subaccount or another Guarantee Period into a new Guarantee Period. Subsequent Guarantee Periods begin on the first day following the Renewal Date.
Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period and a new Guarantee Rate with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates and different Guarantee Rates. Guarantee Periods may not always be available for allocation. (See “THE FIXED ACCOUNT: FIXED OPTIONS”)
If you elected a GLWB, HAV Death Benefit and/or a ROP Death Benefit rider, you may invest only in Designated Funds, not the Fixed Options.
Crediting Interest
We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts
Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each new allocation to a Guarantee Period must be at least $500 unless it is equal to the entire Guarantee Amount being renewed.
Renewals of Guarantee Periods
At least 30 days prior to the Renewal Date of each Guarantee Period, we will provide you with notice of the upcoming expiration of the Guarantee Period. Unless you instruct us otherwise, a one-year Guarantee Period will commence automatically at the end of the previous Guarantee Period. If a one-year Guarantee Period is not offered by us at that time, the Guarantee Amount will be transferred automatically to a money market Subaccount. To avoid an automatic renewal or transfer on the Renewal Date, the Owner must elect, in writing prior to the Renewal Date, a different Guarantee Period from among those that the Company offers at such time, or provide written instructions to transfer all or a portion of the Guarantee Amount to one or more Subaccounts. (See “Transfers Among the Subaccounts and the Fixed Account.”)
Each new Guarantee Amount must be at least $500 unless it is equal to the entire Guarantee Amount being renewed. Automatic transfers of Guarantee Amounts into a money market Subaccount will not count as a transfer for purposes of the transfer restrictions. (See “Transfers Among the Subaccounts and the Fixed Account.”)
Transfers Among the Subaccounts and the Fixed Account
Permitted Transfers
During the Accumulation Phase, you may transfer all or part of your Contract Value to one or more Subaccounts or the Fixed Options then available, subject to the following restrictions:
●
you may not make more than 12 transfers in any Contract Year;
●
at least 6 days must elapse between transfers to and from the same Subaccounts;
●
transfers to or from Subaccounts are subject to terms and conditions that may be imposed by the Funds; and
●
we impose additional restrictions on frequent transfers or excessive trading, which are further described below. (See “Restrictions on Frequent Transfers.”)
These restrictions do not apply to the Dollar-Cost Averaging and Portfolio Rebalancing programs. (See “Automatic Programs”)
We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Restrictions on Frequent Transfers,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.
There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $25 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.
Requests for Transfers
You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing at our Service Address or by telephone at (877) 253-2323, or by any means we make available.
If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the New York Stock Exchange closes before 4:00 p.m., the transfer will be priced at the Variable Accumulation Unit Value determined at the close of that Business Day. Otherwise, your transfer request will be priced at the close of the next Business Day. The telephone transfer privilege does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information.  We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.
We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.
We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.
No more than one transfer request may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).
You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.
Under certain circumstances, we may defer transfers. (See “Deferral of Payments and Transfers.”)
If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, transfers of your Contract Value among the Designated Funds may result in the minimum and maximum aggregate percentages in your Contract Value not being in compliance with the Min-Max Percentages. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with these requirements. (See “DESIGNATED FUNDS.”)
Restrictions on Frequent Transfers
Delaware Life’s Restrictions
Frequent transfers of Contract Value among the Subaccounts can adversely affect the performance of the Funds underlying the Subaccounts because of the costs associated with unusual and/or large movements of cash in and out of Funds in shorter than anticipated periods of time. Frequent transfers or excessive trading can harm you and other Contract owners with allocations to the Funds underlying a Subaccount in various ways, including increasing Fund expenses. The increased Fund costs include excessive Fund transaction fees and disruption of the management of the Fund. Frequent transfers will diminish a Fund’s return and directly decrease the Subaccount’s performance. If large amounts of money are suddenly transferred into or out of a Fund, the Fund’s investment manager may be unable to effectively invest in accordance with the Fund’s investment objectives and policies. We will monitor and may modify and/or restrict your right and any authorized third party’s right to transfer among the Subaccounts if we determine, in our sole discretion, that the use of transfers among the Subaccounts may potentially harm the rights or interests of other Owners.
Delaware Life, as depositor of the Contracts, has policies and procedures designed to detect and deter frequent transfers by limiting the number and frequency of transfers of Contract Value. Currently, you may make only up to twelve (12) transfers per Contract Year and six (6) days must elapse between each transfer. We also may impose a fee of $25 per transfer. We may waive any of these restrictions at our discretion, subject to such terms and conditions as the Funds may impose. We reserve the right to impose additional administrative restrictions on third parties that engage in transfers of Contract Value on behalf of multiple Owners at one time.

We may also take the following actions (but not are obligated to) against you and any authorized third parties acting on your behalf or on behalf of multiple Owners to restrict transfers, if we determine, in our sole discretion, that you and such parties may be engaging in frequent transfers of Contract Value among the Subaccounts:
●
Limit the dollar amount and frequency of transfers;
●
Restrict the method of transfers (e.g., require that transfer requests be in writing sent to our Service Address via first class mail);
●
Terminate or suspend the ability to transfer among Subaccounts by telephone or other means that would otherwise be permissible;
●
Reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Owner; and
●
Impose other limitations or restrictions.
Transfer limitations and other restrictions are subject to our ability to monitor transfer activity. Our ability to monitor transfer activity may be limited by operational and technological systems, as well as our ability to predict and monitor the variety of strategies that might be employed by Owners and their authorized third parties to avoid detection. There is no assurance that we will be able to monitor and stop frequent transfers of Contract Value among the Subaccounts. A failure to detect and curtail frequent transfers may result in lower performance of the Funds underlying the Subaccounts that you selected.
The Funds’ Restrictions
The Funds themselves have policies and procedures to deter frequent trading (“Fund’s Trading Policies”). We have entered into information sharing agreements with the Funds, as required by Rule 22c-2 under the 1940 Act. We are legally obligated to provide information about an Owner’s allocations into and out of a Fund underlying a Subaccount at the Fund’s request. If a Fund identifies an Owner or any authorized third party as having violated the Fund’s Trading Policies, the Fund may direct us to impose a transfer fee, or restrict or prohibit any further allocations into or out of the Fund by or on behalf of the Owner. Such a restriction may remain in place indefinitely. The Owner or authorized third party may be part of a group of other variable annuity and variable life insurance owners and shareholders that the Fund has restricted. We may not have the operational capacity to apply a Fund’s Trading Policies. If we do not have such capacity, it may result in lower performance of the Funds underlying the Subaccounts that you selected.
The Funds are available to retirement plans and other insurance companies for their variable annuity and variable life insurance contracts. These retirement plans, and insurance companies may have different procedures to monitor and deter frequent and large-scale trading or may not have any restrictions against frequent and large-scale trading. You may be harmed by frequent transfer activity related to other insurance company and retirement plan investments in the Funds.
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates
In certain situations, we may reduce or waive the Withdrawal Charge or the Annual Contract Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, certain sales of larger-sized Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, financial professionals and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions and their immediate families.
Automatic Programs
You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year (See “Transfers Among the Subaccounts and the Fixed Account.”)

You, your authorized financial professional, or another authorized third party may elect and terminate your participation in any of these programs at any time by written notice to us at our Service Address or by other means approved by us.
Dollar-Cost Averaging (or “DCA”) Program
You may elect to participate in the DCA Program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date under the 6 and 12-month DCA program. The DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month. The first transfer under the DCA Program will occur on the day we receive your Purchase Payment. The program continues until Purchase Payment allocated to the program is depleted or you elect to stop the program.
Amounts held in the Fixed Account under the DCA Program will earn interest at a rate declared by the Company. The DCA Program must be elected separately for each Purchase Payment.
Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA Program and will be subject to the $500 minimum.
The main objective of the DCA Program is to minimize the impact of short-term market fluctuations affecting the value of the Funds. In general, since you transfer the same dollar amount to the Subaccounts at set intervals, the DCA Program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. It is important to understand that the DCA Program does not ensure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods under the DCA Program.
Systematic Withdrawal Program
You may select our Systematic Withdrawal program at any time prior to your Annuity Income Date. Under the Systematic Withdrawal program, you may determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Accumulation Value and/or Variable Accumulation Value. We reserve the right to select the day of the month that the withdrawals occur. Withdrawals may have adverse federal income tax consequences including a 10% additional tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting any withdrawal.
You should consult a qualified tax professional before choosing this optional program. We reserve the right to limit the election of this program to Contracts with a minimum Contract Value of $10,000.
Withdrawals under the Systematic Withdrawal program may significantly reduce the death benefit amount and decrease values under the GLWB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GLWB, HAV Death Benefit and the ROP Death Benefit riders to terminate without value.
If you elect the GLWB, the Systematic Withdrawal program is not available after the Income Start Date. After the Income Start Date, your AWA payments may only be withdrawn under the AWA automatic withdrawal program. Under the AWA automatic withdrawal program, you will receive your AWA payments monthly. We may make other periodic payment schedules available at our discretion.
Portfolio Rebalancing Program
You may select our Portfolio Rebalancing program at any time prior to your Annuity Income Date. Under this program, we transfer funds once each Contract Quarter among all Subaccounts to maintain the percentage allocation you have selected among these Subaccounts. If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, then, once each Contract Quarter, we will automatically transfer your Contract Value among the

Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS.”) No transfers to or from any Guarantee Period are permitted while the Portfolio Rebalancing program is in effect.
WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES
Cash Withdrawals
Requesting a Withdrawal
At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Contract Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want a full surrender or a partial withdrawal.
All withdrawals may be subject to a Withdrawal Charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full surrender or partial withdrawal. Withdrawals also may have adverse state and federal income tax consequences, including a 10% additional tax. (See “TAX PROVISIONS.”) You should consult a qualified tax professional and carefully consider these tax consequences before requesting a cash withdrawal.
Full Surrenders
If you withdraw the entire Contract Value, your request will result in a full surrender of the Contract. In that event, we calculate the amount we will pay you as follows:
●
first, we determine your Contract Value as the sum of any Fixed Accumulation Value and any Variable Accumulation Value based on the price next determined for each Subaccount at the end of the Valuation Period during which we receive your withdrawal request;
●
we then deduct the proportionate amount of the Annual Contract Fee, if applicable;
●
we then calculate and deduct the proportionate amount of the quarterly fee for any optional living benefit and any optional death benefit, if applicable;
●
we then calculate and deduct any applicable Withdrawal Charge.
In addition, any applicable taxes will be deducted from the amount you receive. A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and the termination of any elected GMWB, HAV Death Benefit and ROP Death Benefit rider.
Partial Withdrawals
When you withdraw less than the entire Contract Value, you request a partial withdrawal. In that event, you can ask to have any applicable charges deducted either from:
●
the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
●
your Contract Value (thereby reducing your Contract Value by the amount of your partial withdrawal request plus any applicable Withdrawal Charge).
If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option, any applicable taxes will be deducted from the amount you receive.
Unless you have elected an optional living benefit or death benefit, you may specify the amount you want withdrawn from each Subaccount and/or Guarantee Amount to which your Contract is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, from each Subaccount, Guarantee Amount and Fixed Accumulation Value in the DCA Program, if any, at the end of the Valuation Period during which we receive your request. If you have elected an optional living benefit or death benefit, we will deduct the total amount you request pro-rata, from each of the Designated Investments Options and Fixed Accumulation Value in the DCA Program, if any, at the end of the Valuation Period during which we receive your request.
Withdrawals may significantly reduce any optional living benefit and optional death benefit values. In calculating the amount payable under the optional living benefit or death benefit, the benefit may be reduced by an amount that is greater than the amount by which your Contract Value is reduced by the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed descriptions of the optional living benefit and death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.
If you request a partial withdrawal that would result in your Contract Value being reduced to an amount less than the $2,000 minimum Contract Value, we reserve the right to treat it as a request for a full surrender of your Contract.
Time of Payment
Full surrenders and partial withdrawals will be paid within seven days after we receive your request in Good Order, except in cases where we are permitted, and choose, to defer payment under the 1940 Act and applicable state insurance law. (See “Deferral of Payments and Transfers.”)
Withdrawal Charge
We do not deduct any charge from your Purchase Payments when they are made. However, we may impose a Withdrawal Charge (also known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.
The Company imposes no Withdrawal Charge on the Contract Value applied to a Fixed Annuity Payment Option.
Free Withdrawal Amount
In each Contract Year you may withdraw a portion of your Contract Value before incurring the Withdrawal Charge as described below:
The Free Withdrawal Amount is the greater of:
a)
10% of the Contract Value (computed as of the last Contract Anniversary prior to withdrawal), in any Contract Year after the first Contract Anniversary, or
b)
The RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Your Contract may be subject to an RMD Amount if it was issued in connection with certain Individual Retirement Contracts or Annuities (“IRAs”), or other tax qualified plans. Only one tax year’s RMD Amount can be taken without the application of a Withdrawal Charge during any Contract Year.
The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year.
If your Contract is a Non-Qualified Contract or a Qualified Contract from which no RMD Amount is currently due, there is no Free Withdrawal Amount in the first Contract Year.
The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year. Any portion of the Free Withdrawal Amount that is not used during a Contract Year will not be available for use in future Contract Years.
Although there is no Withdrawal Charge for a withdrawal of the Free Withdrawal Amount, it could be subject to adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

You may withdraw the greater of the Free Withdrawal Amount or the AWA, without a Withdrawal Charge, after the Income Start Date under the GLWB.
For an example of how we calculate the Free Withdrawal Amount, see “APPENDIX E - EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT.”
Order of Withdrawals
Each time you make a withdrawal, we consider the Free Withdrawal Amount to be withdrawn first. If the amount you withdraw is more than your Free Withdrawal Amount, then that excess may be subject to a Withdrawal Charge. We will withdraw the excess, in order, first from your earliest remaining Purchase Payment no longer subject to a Withdrawal Charge and then from your earliest remaining Purchase Payment subject to a Withdrawal Charge. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, any additional amount withdrawn is not subject to a Withdrawal Charge.
Calculation of Withdrawal Charge
We calculate the amount of the Withdrawal Charge by multiplying the amount of each Purchase Payment withdrawn by its applicable Withdrawal Charge percentage. The percentage varies according to the number of years the Purchase Payment has been held in your Contract. Each Purchase Payment has its own 7-year period and for each completed year after the Purchase Payment, the Withdrawal Charge declines as shown below. If a Purchase Payment is withdrawn within one year of when it was made, it will have an 8% Withdrawal Charge. After one year, a 7% Withdrawal Charge would apply to that Purchase Payment. If the Contract Value is less than the total Purchase Payments, the Withdrawal Charge only applies to the Contract Value.
Number of Completed Years Since the Purchase Payment Has Been In Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%
You may want to consider deferring a withdrawal because the Withdrawal Charge declines the longer the Purchase Payment is held in your Contract.
For additional examples of how we calculate Withdrawal Charge, see “APPENDIX D - EXAMPLES OF WITHDRAWALS, SURRENDERS AND WITHDRAWAL CHARGES.”
Withdrawals not Subject to Withdrawal Charge
Nursing Home Withdrawal Charge Waiver (“NHW”)
You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:
●
You (or the Annuitant if the Owner is a Non-Natural person) are confined to an Eligible Nursing Home. An “Eligible Nursing Home” is a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available daily and daily medical records are kept for each patient;

●
The confinement is for a period of 90 continuous days, or any shorter period required by the state in which your Contract is issued, beginning on or after the Issue Date; and
●
The NHW is approved by the state in which your Contract is issued. (See “APPENDIX C - STATE LAW VARIATIONS.”)
At the time of the withdrawal or surrender request, proof (1) that the facility is an Eligible Nursing Home and (2) of the duration of the Owner’s confinement must be received by the Company on our form(s). We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the confinement for which the claim is made.
If we find proof of confinement in an Eligible Nursing Home to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to all applicable Withdrawal Charge.
There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.
Termination of the NHW will not affect the previous waiver of any Withdrawal Charge.
Terminal Illness Withdrawal Charge Waiver (“TIW”)
You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:
●
You (or the Annuitant if the Owner is a Non-Natural person) develop a Terminal Illness;
●
We must receive the request for waiver on our form(s);
●
We must receive proof of such Terminal Illness which shall include, but not be limited to, certification by a Licensed Physician who: (i) has examined you and is qualified to provide such certification, and (ii) is neither an Owner, an Annuitant nor a Family Member of an Owner or an Annuitant.
Terminal Illness, Family Member, and Licensed Physician are defined as follows:
Terminal Illness: any medical condition which a Licensed Physician certifies has reduced your expected life span to one year or less.
Family Member: your spouse or domestic partner, your spouse’s or domestic partner’s parents, your sons and daughters and their spouses or domestic partners, your parents and their spouses or domestic partners, your brothers and sisters and their spouses or domestic partners, your grandparents and grandchildren and their spouses or domestic partners, and any individual related to you by blood or affinity whose close association with you is the equivalent of a family relationship.
Licensed Physician: a person authorized or licensed to practice medicine in a state.
We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the Terminal Illness for which the claim is made.
We reserve the right to require a second opinion and to have you examined by a Licensed Physician of our choosing and at our expense. In the event the second opinion conflicts with the first, the second opinion controls. For state variations related to this process, see “APPENDIX C - STATE LAW VARIATIONS.”

If the Company finds proof of your Terminal Illness to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to the applicable Withdrawal Charge.
There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.
Termination of the TIW will not affect the previous waiver of any Withdrawal Charge.
Any withdrawals under the NHW and the TIW will reduce the remaining Free Withdrawal Amount, if any, the remaining AWA, if any, the remaining Contract Value, the Withdrawal Benefit Base, if any, and the death benefit.
Other Withdrawals
We do not impose Withdrawal Charge:
●
on the AWA under the GLWB;
●
when you annuitize your Contract;
●
on amounts we pay as a death benefit;
●
on amounts you transfer among the Subaccounts, between the Subaccounts and the Fixed Account, or within the Fixed Account; or
●
on any amounts transferred as part of a DCA Program or Portfolio Rebalancing program. (See “Automatic Programs.”)
CONTRACT CHARGES
Annual Contract Fee
During the Accumulation Phase of your Contract, we will deduct an Annual Contract Fee of $30 from your Contract Value to help cover the administrative expenses we incur related to the issuance and maintenance of Contracts. We deduct the Annual Contract Fee on each Contract Anniversary. We deduct the Annual Contract Fee pro-rata from each Subaccount and each Guarantee Amount, based on the allocation of your Contract Value on the date we deduct the Contract Fee.
If you surrender your Contract on a date other than a Contract Anniversary, we will deduct a proportionate amount of the Annual Contract Fee to reflect the time elapsed between the last Contract Anniversary and the date of the surrender.
We will not deduct the Annual Contract Fee if your Contract Value is $100,000 or more on your Contract Anniversary or on the date you surrender your Contract.
We do not deduct the Annual Contract Fee on or after the Annuity Income Date.
Asset Charge
During the Accumulation Phase, we assess an Asset Charge of 1.20% to compensate us for the mortality, administrative, distribution and other expenses we incur related to the issuance, maintenance and provision of the benefits under the Contract. The Asset Charge is designed to also compensate us for the risk that our mortality and other expense costs may exceed the Asset Charge itself. No Asset Charge is deducted during the Income Phase.
If the amount of the Asset Charge is insufficient to cover our costs resulting from these expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the Asset Charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of the Asset Charge, we not only consider our expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, and benefits we expect to pay in connection with the Contracts.
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payments to each Annuitant determined in accordance with the annuity tables and other contractual provisions that cannot be changed. The administrative expense risk we assume is the risk that our actual expenses in administering the Variable Account and Contracts will be greater than anticipated and not covered by the Annual Contract Fee. Administrative expenses include issuing, servicing and administering the Contracts, regulatory compliance, and reporting functions, among others. The distribution expense risk we assume is the risk that our actual expenses in distributing the Contracts and the Variable Account will be greater than anticipated and not covered by the Withdrawal Charge. Distribution expenses include the marketing and sale of the Contracts. The expense risk we assume is that our cost of providing the GLWB, the HAV Death Benefit and the ROP Death Benefit according to the terms of the Contract will exceed the amount of the optional living benefit and death benefit charges we deduct for those benefits under the Contract.
Charges for the Optional Living Benefit
If you elect the GLWB, we will deduct a charge from your Contract Value on the last Valuation Period of each Contract Quarter while the GLWB is in effect. The maximum amount of the charge is 0.4875% of the Withdrawal Benefit Base at the end of each Contract Quarter (1.95% annually). The current charge is 0.375% of the Withdrawal Benefit Base at the end of each Contract Quarter (1.50% annually).
If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the benefit terminates.
For more information about this charge, please see “The GLWB Fee.”
Charges for the Optional Death Benefits
If you elect an optional death benefit, a quarterly fee will be deducted from the Contract Value as follows:
•	HAV Death Benefit:	0.10% (0.40% annually) of the HAV Value.
•	ROP Death Benefit:	0.05% (0.20% annually) of the ROP Value.
If the optional death benefit terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee from the Contract Value to reflect the time elapsed between the first day of the current Contract Quarter and the day the optional death benefit terminates.
For more information about the calculation of these charges, please see “HAV Death Benefit” and “ROP Death Benefit.”
Premium Taxes
Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make, or the Contract Value applied to the Annuity Payment Option. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Charges
There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information. The MFS US Government Money Market Fund has the discretion to impose a liquidity fee on redemptions from the Fund and to implement a redemption gate that would temporarily suspend redemptions from the Fund. We will implement, administer and charge you for any such fee and restriction imposed by the Fund.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract. The availability of these benefits may vary depending on the broker-dealer or other financial intermediary through which the Contract is sold.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions / Limitations
Dollar-Cost Averaging (or “DCA”) Program
Allows you to allocate a
Purchase Payment to the
Fixed Account and
automatically transfer a
fractional amount of your
Purchase Payment, plus
accrued interest, from the
Fixed Account to the
Subaccounts each month
during a designated period.
		Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●Only 6-month and 12-month
periods available.
●$500 minimum allocation for a
6-month period.
●$1,000 minimum allocation for
a 12-month period.
●Only monthly transfers
available.
●Program transfers do not count
against transfer limitations
under the Contract.

Portfolio Rebalancing Program	Allows you to automatically transfer Contract Value among the Subaccounts to maintain the percentage allocations you selected for the Subaccounts.	Standard	No charge	N/A	●Available only during the Accumulation Phase. ●Only quarterly rebalancing available. ●Program transfers do not count against transfer limitations under the Contract.
Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Contract Value at a designated frequency.	Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●Systematic withdrawals may
repeatedly expose you to the
risks associated with partial
withdrawals.
●Withdrawals may be subject to
Withdrawal Charges and taxes,
including tax penalties.
●Withdrawals reduce Contract
Value (and the standard death
benefit, if applicable).
●Withdrawals may significantly
reduce an optional living or
death benefit, including by an
amount greater than the value
withdrawn.
●We reserve the right to impose
a minimum Contract Value of
$10,000 for enrollment.

Nursing Home Withdrawal	Allows you to withdraw Contract Value without a Withdrawal Charge if you	Standard	No charge	N/A	●Not available until the first Contract Anniversary.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions / Limitations
Charge Waiver	are confined to a nursing home.				●Must be confined to an eligible nursing home. ●Must be confined for 90 continuous days. ●Requires proof of eligibility.
Terminal Illness Rider	Allows you to withdraw Contract Value without a Withdrawal Charge if you develop a terminal illness.	Standard	No charge	N/A	●Not available until the first Contract Anniversary. ●Must have a diagnosed terminal illness. ●Requires proof of eligibility. ●State variations may apply.
Standard Death Benefit	Pays a death benefit equal to the Contract Value.	Standard	No charge	N/A	●Withdrawals will reduce the benefit. ●Annuitizing the Contract terminates the benefit.
Highest Anniversary Value (HAV) Death Benefit	Pays a death benefit equal to the higher of the Contract Value and the HAV Value.	Optional	2.00% of HAV Value	0.40% of HAV Value
●Cannot be elected after the
Contract is issued.
●Owners and Annuitants must
be younger than age 76 to
elect.
●Not available in California.
●Investment restrictions limit
available Investment Options
and the percentage that can be
allocated among the available
Investment Options.
●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn.
●Transfers other than to the then
current Designated Funds in
accordance with the
permissible percentage
allocations will terminate the
benefit.
●Annuitizing the Contract
terminates the benefit.

Return of Premium (ROP) Death Benefit	Pays a death benefit equal to the higher of the Contract Value and the ROP Value	Optional	2.00% of ROP Value	0.20% of ROP Value
●Cannot be elected after the
Contract is issued.
●Owners and Annuitants must
be younger than age 81 to
elect.
●Investment restrictions limit
available Investment Options
and the percentage that can be
allocated among the available
Investment Options.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions / Limitations

●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn.
●Transfers other than to the then
current Designated Funds in
accordance with the
permissible percentage
allocations will terminate the
benefit.
●Annuitizing the Contract
terminates the benefit.

Guaranteed Lifetime Withdrawal Benefit (GLWB)
A GLWB allows you to
withdraw a guaranteed
amount of money each year,
and your guaranteed
withdrawals may continue
for life (on a single- or
joint-life basis) regardless
of investment performance,
provided that you comply
with certain requirements.
This GLWB includes an
annual step-up (based on
the prior Contract Year
highest quarter-end
Contract Values) and bonus
feature that may increase
the guaranteed benefit. This
GLWB permits multiple
ten-year bonus periods.
		Optional	1.95% of Withdrawal Benefit Base	1.50% of Withdrawal Benefit Base
●Cannot make Purchase
Payments in excess of
$1.5 million without prior
approval.
●Cannot make Purchase
Payments after the third
Contract Anniversary.
●The maximum Withdrawal
Benefit Base is $5,000,000.
●Cannot be elected after the
Contract is issued.
●Owners and Annuitants must
be at least age 45 and younger
than age 81 to elect.
●Investment restrictions limit
available Investment Options
and the percentage that can be
allocated among the available
Investment Options.
●Early and excess withdrawals
may significantly reduce the
benefit, including by an
amount greater than the value
withdrawn, and may terminate
the benefit.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●Purchase Payments may be
subject to additional limits.
●All withdrawals reduce the
potential for step-ups.
●A step-up may increase your
charge (no future step-ups are
allowed if you refuse consent
to a charge increase).

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions / Limitations
●Bonus feature not available after the Income Start Date (step-up feature may be available until the Annuity Income Date). ●Annuitizing the Contract may eliminate the benefit.

DESIGNATED FUNDS
If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, your Purchase Payments and Contract Value must be allocated only to Designated Funds in compliance with the minimum and maximum aggregate allocation percentage requirements. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with this requirement.
The Designated Funds are a subset of the available Funds in the Subaccounts. The current Designated Funds and permissible Min-Max Percentages within the four categories of Designated Funds for allocation are included in an appendix to this prospectus. (See “APPENDIX B: LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.”)
You may transfer funds within the four categories as long as your allocations remain within the Min-Max Percentages we have established and may change from time to time, and you adhere to the transfer provisions of your Contract. (See “Transfers Among the Subaccounts and the Fixed Account” and “Restrictions on Frequent Transfers.”)
Withdrawals will be taken pro-rata from each of your selected Designated Funds. Any additional Purchase Payments will be allocated proportionally to your current Designated Funds based on your current allocation instructions. At any time, you can change your allocation by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Once each Contract Quarter, we will automatically rebalance your Contract Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen.
We may add or remove a Designated Fund in our sole discretion, including in the event of a fund reorganization, fund substitution, a fund liquidation or merger or to help maintain our ability to provide the guarantees under the optional living benefit and optional death benefit riders. If a Designated Fund is closed to new Purchase Payments, but existing Contract Value is not required to be moved from the closed Designated Fund, portfolio rebalancing will continue. To make an additional Purchase Payment or a transfer thereafter, you must change your allocation instructions to exclude the closed Designated Fund. Your entire Contract Value will then be reallocated according to your new allocation instructions.
If a Designated Fund is closed to new Purchase Payments and the Contract Value allocated to the closed Designated Fund must move to a new Designated Fund, we will provide you with reasonable notice (generally 30 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your optional benefits. If you do not timely reallocate your Contract Value, your rider will terminate.
We also limit the number and type of available Designated Funds and impose minimum and maximum allocation requirements for each Designated Fund category in our sole discretion to reduce our risk exposure in providing the guarantees associated with the GLWB, the HAV Death Benefit and ROP Death Benefit riders. These limits may reduce the return on your investment. The Designated Fund requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option.
The Company reserves the right, upon written notice to you, to (1) change the available Designated Funds, (2) change the percentages that may be allocated to the Designated Funds, (3) change the investment category classification of any Designated Fund, and (4) determine the appropriate investment category classification for any new Designated Fund. Any time there is a change in the Designated Funds, the Contract Value will remain in the previously available Designated Funds. However, if you subsequently submit a transfer request or Purchase Payment, the entire Contract Value must be reallocated only among the Designated Funds then available in compliance with minimum and maximum percentages then specified, in order to keep the optional benefit in force. Any transfer or allocation of Purchase Payments other than among Designated Funds in compliance with the permissible percentage allocations will result in termination of the GLWB, the HAV Death Benefit and the ROP Death Benefit.

OPTIONAL LIVING BENEFIT: THE GLWB
The GLWB allows you to withdraw a guaranteed amount of money each year, referred to as your Annual Withdrawal Amount or AWA, beginning on your Income Start Date. After the Income Start Date, the AWA payments continue until the death of any Owner if single-life coverage is elected except under spousal continuation, or until the death of both the Owner and the Owner’s spouse if joint-life coverage is elected. (See “Spousal Considerations - GLWB.”) Your right to take withdrawals under the GLWB continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your Income Start Date, the amount you can withdraw in any one Contract Year can range from 3.05% to 6.65% of your Withdrawal Benefit Base, depending on whether single- life or joint-life coverage was elected and, on your age, or the younger spouse’s age in case of joint-life coverage on the Income Start Date.
The GLWB may not be appropriate for all investors. Before purchasing the GLWB, you should carefully consider the following:
The GLWB may be appropriate for you if you are an investor who:
●wants an opportunity for annual income to increase as you grow older.
●wants a guaranteed stream of income for life without annuitizing, beginning on or after your Income Start Date.
●wants the option of spousal joint-life coverage.
●can defer withdrawals during your early Contract Years to increase your benefit in later years.
The GLWB may be inappropriate for you if you are an investor who:
●anticipates the need for Excess Withdrawals or Early Withdrawals.
●wants to allocate to the Fixed Account or Subaccounts other than Designated Funds.
The GLWB is inappropriate if you are an investor who:
●wants to make additional Purchase Payments after the third Contract Year.
You may elect the GLWB, provided that:
●
all Owners and Annuitants are younger than age 81 on the Issue Date (in the case of a non-natural Owner, all Annuitants are younger than age 81 on the Issue Date); and
●
you limit the allocation of your Purchase Payments and Contract Value to the Designated Funds that we make available with the GLWB.
If you elect the GLWB, you may make Purchase Payments only during your first three Contract Years. After the third Contract Anniversary, any Purchase Payments you submit will be deemed “not in Good Order” and returned to you.
To participate in the GLWB, all of your Contract Value must be invested in one or more of the Designated Funds at all times during the term of the GLWB. (The “term” of the GLWB is for life, unless your Withdrawal Benefit Base is reduced to zero or the GLWB is terminated or cancelled as described under “Termination of the GLWB,” “Withdrawals under the GLWB,” and “Annuitization Under the GLWB.”) The only Subaccounts that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”
Under the GLWB, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “GLWB Covered Person and Joint GLWB Covered Person.”
You may combine the GLWB with either the HAV or ROP Death Benefit. You may not elect the GLWB with an inherited Non-Qualified Contract or beneficiary IRA Contract.

On the Annuity Income Date, the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders, if elected, automatically terminate.
If you or your spouse (if joint-coverage) has not begun to take AWA payments, the GLWB rider will automatically terminate on the Annuity Income Date, subject to the following terms : (1) if your Contract Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on the Annuity Income Date, you will receive your full AWA until you die under the AWA Settlement Option; or (2) if your Contract Value and Withdrawal Benefit Base is greater than zero on the Annuity Income Date, you may elect to receive any Annuity Payment Option, which will not be less than the AWA.
Determining Your Withdrawal Benefit Base
On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:
●
increased by any additional Purchase Payments you make during the first three Contract Years;
●
increased by any Step-Ups or Bonus Amounts as described under “How the GLWB Works;”
●
decreased proportionally by any Early Withdrawals you take as described under “Withdrawals under the GLWB;” and
●
decreased proportionally by any Excess Withdrawals you take as described under “Withdrawals under the GLWB.”
Determining Your AWA
Your AWA is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Your AWA is first determined on your Income Start Date and then on each subsequent Contract Anniversary prior to the Annuity Income Date. The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.
For Applications Received by Us on and after July 6, 2021:
Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
˂55	0.00%	0.00%
55-59	3.50%	2.85%
60-64	3.75%	3.10%
65-69	5.00%	4.35%
70-74	5.00%	4.35%
75-79	5.25%	4.60%
80-84	5.50%	4.85%
85+	5.75%	5.10%
For Applications Received by Us on and before July 2, 2021 (if the completed application was received within 14 days of signing and the Contract was funded within 60 days of signing):
Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
˂55	0.00%	0.00%
55-59	3.65%	3.05%

Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
60-64	4.15%	3.55%
65-74	5.30%	4.70%
75-79	5.65%	5.05%
80-84	6.15%	5.55%
85 +	6.65%	6.05%

*
If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”
The Lifetime Withdrawal Percentages will not vary from the Lifetime Withdrawal Percentages disclosed in the Prospectus. Your Lifetime Withdrawal Percentage will only increase if your age at the time of the Step-Up coincides with a higher percentage as shown in the table above. (See “Step-Up Feature.”)
An increase in the Lifetime Withdrawal Percentage due to Step-Up may increase your AWA.
Your AWA equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your AWA is determined, your AWA will also change. The new AWA will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by any Purchase Payments or Step-Up during the prior Contract Year and any decreases caused by an Excess Withdrawal (described below) that were taken during the prior Contract Year. The new AWA will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.
Your AWA payments must be withdrawn under the AWA automatic withdrawal program. Under the AWA automatic withdrawal program, you will receive your AWA payments monthly. We reserve the right to select the day of the month that the AWA payments occur. We may make other periodic payment schedules available at our discretion.
How the GLWB Works
Beginning on your Income Start Date, you can take withdrawals each Contract Year totaling up to the amount of your AWA, subject to the terms and conditions discussed below. Even if your Contract Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), if your Withdrawal Benefit Base is greater than zero, you can withdraw your AWA every year until you die. AWAs will decrease your Contract Value and death benefits under the Contract. Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract without value and the GLWB.(See “Withdrawals Under the GLWB.”)
If you defer taking withdrawals during your early Contract Years, you may potentially take larger withdrawals in later Contract Years. Your AWA is not cumulative: any unused portion of your AWA in any Contract Year expires and cannot be applied to a future Contract Year.
Lifetime payments by us will be made when your Contract Value is depleted. If you take Early Withdrawals or Excess Withdrawals and/or do not satisfy other conditions of the GLWB, the guaranteed benefits of the GLWB will be reduced or eliminated.
Note also that allocating to a Guarantee Period or to any Subaccount that is not a Designated Fund, will cancel the GLWB. (See “Termination of the GLWB.”)
Step-Up Feature and Bonus Feature
The GLWB provides a Step-Up Feature and a Bonus Feature that may increase the Withdrawal Benefit Base. We will determine eligibility for an increase to the Withdrawal Benefit Base under each of these two features on each Contract Anniversary prior to the Income Start Date. We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the highest adjusted quarterly Contract Value (the “HQ Contract Value”) as calculated under the Step-Up Feature; or b) the current Withdrawal Benefit Base plus any Bonus Amount available under the Bonus Feature. Note that the HQ Contract Value is determined at the end of each Contract Quarter, not each calendar quarter.
On the Income Start Date, we will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the Contract Value; or b) the current Withdrawal Benefit Base increased proportionally by any applicable Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary. The Step-Up Feature continues in effect after the Income Start Date.
After the Income Start Date, we will continue to determine eligibility for a Step-Up on each Contract Anniversary prior to the Annuity Income Date, and at the end of the Valuation Period immediately preceding the Annuity Income Date. The Bonus Feature is not available after the Income Start Date.
Any increase in the Withdrawal Benefit Base is subject to the maximum Withdrawal Benefit Base of $5,000,000. For purposes of determining this limit, the Company reserves the right to aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of all other variable annuity contracts owned by you that have been issued by us or our affiliates.
The Step-Up will be automatic if:
●
Your Withdrawal Benefit Base is $5,000,000 or less;
●
Your HQ Contract Value is greater than your Withdrawal Benefit Base increased by any applicable Bonus Amount during the Bonus Period; and
●
The GLWB Fee Rate is not increased after the first Contract Anniversary and on and after any Contract Anniversary thereafter.
The Step-Up will not be automatic if:
●
Your Contract Value is more than $5,000,000;
●
Your HQ Contract Value is less than your Withdrawal Benefit Base (increased by any applicable Bonus Amount during the Bonus Period); and
●
If the GLWB Fee has increased on the second Contract Anniversary and any Contract Anniversary thereafter.
Step-Up Feature
On each Contract Anniversary prior to the Annuity Income Date, we will compare the current Withdrawal Benefit Base to the HQ Contract Value for the Contract Year just ended. The Withdrawal Benefit Base will be eligible for a Step-Up if the HQ Contract Value is higher than the current Withdrawal Benefit Base. If the Step-Up is applied, the Withdrawal Benefit Base will be increased to equal the HQ Contract Value. If the Step-Up is applied prior to the Income Start Date, then a new Bonus Period will start on the Step-Up Date, with a Bonus Base equal to the new Withdrawal Benefit Base.
After the Income Start Date, we will continue to determine whether your Withdrawal Benefit Base is eligible for a Step-Up on each Contract Anniversary until the Annuity Income Date. There are no Bonus Periods after the Income Start Date.
The Step-Up will be applied automatically when there is no Bonus Period in effect. During any Bonus Period, however, the new Withdrawal Benefit Base will be the higher of: a) the HQ Contract Value as calculated under the Step-Up Feature; or b) the current Withdrawal Benefit Base plus the Bonus Amount under the Bonus Feature, as further described below.
To determine the HQ Contract Value for the Contract Year just ended, we first record the Contract Value at the end of each Contract Quarter during the prior Contract Year. We then increase each of these recorded quarter-end Contract Values for each Purchase Payment made and decrease them for each withdrawal taken after the end of the applicable Contract Quarter. A withdrawal that is not an Early Withdrawal or an Excess Withdrawal will decrease the recorded quarter-end Contract Values by the amount of the withdrawal. Early Withdrawals and Excess Withdrawals will decrease the recorded quarter-end Contract Values proportionally in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. After all Purchase Payments and withdrawals are taken into account, the HQ Contract Value is set to the greatest of these four-adjusted quarter-end Contract Values.
If the Income Start Date is not a Contract Anniversary, we will compare the current Withdrawal Benefit Base to the Contract Value. The Withdrawal Benefit Base will then be adjusted to equal the Contract Value, if higher. The adjustment will be applied automatically when there is no Bonus Period in effect. During any Bonus Period, however, the new Withdrawal Benefit Base will be the higher of: a) the Contract Value; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.
When a Step-Up occurs, your Lifetime Withdrawal Percentage will increase if your age at the time of the Step-Up coincides with a higher Lifetime Withdrawal Percentage as shown in the table under “Determining Your AWA.”
We reserve the right to increase the GLWB Fee Rate when a Step-Up occurs. Any Step-Up will automatically occur unless a GLWB Fee Rate increase is applicable. If a GLWB Fee Rate increase is applicable, then we will send notice to you. If we receive your written consent to the rate increase prior to the end of the Contract Quarter immediately following the Contract Anniversary, the Step-Up will occur as of the Contract Anniversary. The increased GLWB Fee Rate will be applied on the last day of that Contract Quarter. If your consent is not timely received by us, the GLWB Fee increase will not apply, no Step-Up will occur, and no additional Step-Ups will be permitted.
The GLWB, including the Step-Up Feature, will terminate automatically on the Annuity Income Date, as described under “Optional Living Benefit: The GLWB.”
Bonus Feature
On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Your Bonus Rate is 6.25%. On each Contract Anniversary during a Bonus Period, the Withdrawal Benefit Base will be increased by the greater of a Step-Up, if any, as described above, or the Bonus Amount. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.
The Bonus Base is not available for withdrawal, full surrender, as a death benefit, or for application to any Annuity Payment Option. After the Income Start Date, the Bonus Base is no longer calculated or maintained for any purpose.
On the Issue Date, the Bonus Base is equal to the Withdrawal Benefit Base. During the Bonus Period, the Bonus Base is increased by any additional Purchase Payments and decreased proportionally for any Early Withdrawals in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.
If the Income Start Date is not a Contract Anniversary, the Withdrawal Benefit Base will be increased to the greater of: a) the Contract Value, as described above; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.
The Bonus Feature terminates automatically on the Income Start Date, after the addition of any Bonus Amount to the Withdrawal Benefit Base.
Here is an example of how the GLWB works.

Assume the following:
●
You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elected the GLWB with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)
●
Your Withdrawal Benefit Base and your Bonus Base are equal to your initial Purchase Payment of $100,000.
●
On your Income Start Date, you can withdraw your AWA each Contract Year without reducing your Withdrawal Benefit Base on or after the Income Start Date.
●
The investment performance of your Designated Funds equals or offsets Contract expenses, i.e., your Contract Value remains constant throughout the life of your Contract, except for Contract Year 2.
●
During the Bonus Period, your Withdrawal Benefit Base will increase by your Bonus Amount each Contract Year in the Bonus Period.
●
Your Contract Value has grown to $125,000 by the beginning of Contract Year 3 due to positive investment performance of the Designated Funds. Your Contract is therefore eligible for an automatic Step-Up of its Withdrawal Benefit Base and Bonus Base.
●
The GLWB Fee Rate has not increased and therefore an automatic Step-Up will be applied to increase your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Bonus Base will be $125,000, and your Bonus Period will now end on your 12th Contract Anniversary (i.e., 10 years after the Step-Up).
●
No Bonus Amount is applied in Contract Years 13 or 14 as you are not in a Bonus Period.
●
Your Contract Value has grown to $225,000 by the beginning of Contract Year 15 due to positive investment performance of the Designated Funds in Contract Year 14. Your Contract is eligible for an automatic Step-Up of its Withdrawal Benefit Base to $225,000 and a new Bonus Period will begin.
●
You select your Income Start Date on your 83rd birthday in Contract Year 18. Your Lifetime Withdrawal Percentage is 6.15%. Your AWA will be 6.15% of your Withdrawal Benefit Base.
●
So, you can withdraw $15,567 each Contract Year after the Income Start Date without reducing your Withdrawal Benefit Base.
Your Income Start Date will depend upon your own situation. You should discuss your GLWB with your financial professional.
All values shown are as of the beginning of the Contract Year.
Contract Year	Contract Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	n/a	$0
2	$100,000	$106,250	$100,000	n/a	$0
3	$125,000	$125,000	$125,000	n/a	$0
4	$125,000	$132,813	$125,000	n/a	$0
5	$125,000	$140,625	$125,000	n/a	$0
6	$125,000	$148,438	$125,000	n/a	$0
7	$125,000	$156,250	$125,000	n/a	$0
8	$125,000	$164,063	$125,000	n/a	$0
9	$125,000	$171,875	$125,000	n/a	$0
10	$125,000	$179,688	$125,000	n/a	$0
11	$125,000	$187,500	$125,000	n/a	$0
12	$125,000	$195,313	$125,000	n/a	$0

Contract Year	Contract Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
13	$125,000	$203,105	n/a	n/a	$0
14	$125,000	$203,105	n/a	n/a	$0
15	$225,000	$225,000	$225,000	n/a	$0
16	$225,000	$239,063	$225,000	n/a	$0
17	$225,000	$253,125	$225,000	n/a	$0
18	$225,000	$253,125	n/a	$15,567	$15,567
19	$210,015	$253,125	n/a	$15,567	$15,567
20	$195,030	$253,125	n/a	$15,567	$15,567
21	$180,045	$253,125	n/a	$15,567	$15,567
22	$165,060	$253,125	n/a	$15,567	$15,567
If a different Bonus Rate applied, the numbers in the above example would be different.
Delaying the Income Start Date has the potential to increase the future AWA due to the Bonus Amounts applied to the Withdrawal Benefit Base during the Bonus Period and the potential for a Step-up. Once you start taking your AWA, delaying or not taking subsequent AWAs will not increase your future AWA because any unused portion of your AWA in any Contract Year cannot increase your AWA in any future Contract Year.
The total amount paid under the GLWB will depend upon the Income Start Date, the age of the GLWB Covered Person(s) on the Income Start Date, the investment performance of the Designated Funds and how long the GLWB Covered Person(s) live(s).
Withdrawals Under the GLWB
While the GLWB is in effect, you may not choose the Designated Funds and the Fixed Accumulation Value in the DCA program, if any, from which a partial withdrawal will be deducted. All withdrawals, including the Free Withdrawal Amount, the RMD Amount and the AWA, will be deducted pro-rata from each Designated Fund and the Fixed Accumulation Value in the DCA program, if any, to which the Contract Value is allocated on the effective date of the withdrawal.
Withdrawals On or After the Income Start Date
Starting on your Income Start Date and continuing to your Annuity Income Date, you may take withdrawals totaling up to your AWA each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Contract Value by the dollar amount of the withdrawal but will not change your Withdrawal Benefit Base. Withdrawals in any Contract Year are subject to a Withdrawal Charge only to the extent they are in excess of the greatest of:
●
the Free Withdrawal Amount permitted under the Contract (See “Free Withdrawal Amount” under “Withdrawal Charge.”)
●
your RMD Amount (subject to conditions discussed under “Tax Issues Under the GLWB”); and
●
your AWA.
Excess Withdrawals
After the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount in any Contract Year. Your Withdrawal Benefit Base and your AWA for each subsequent Contract Year will be reduced by an Excess Withdrawal. Excess Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Excess Withdrawals.

If you take an Excess Withdrawal, your Withdrawal Benefit Base will be reduced according to the following formula:
Your new Withdrawal Benefit Base	=	A x (1 – (B/C))
Where:
A	=	Your Withdrawal Benefit Base before the Excess Withdrawal.
B	=	The amount of the Excess Withdrawal, including any Withdrawal Charge.
C	=	Your Contract Value immediately prior to the Excess Withdrawal.
Assuming the facts in the example above:
●
You take two withdrawals in Contract Year 18: a $10,000 withdrawal and then an $8,000 withdrawal.
●
Your first withdrawal reduces your Contract Value to $215,000. It does not reduce your Withdrawal Benefit Base because it is not in excess of your AWA.
●
Your second withdrawal (when combined with the first) is in excess of $15,567, which is the AWA. The amount of the Excess Withdrawal is $2,433 ($18,000-$15,567 = $2,433.)
After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:
Your New Withdrawal Benefit Base	=	$253,125 x (1 - $2,433/$215,000)
	=	$253,125 x (1 - 0.01132)
	=	$253,125 x (0.98868)
	=	$250,261
Beginning on your Contract Anniversary and going forward, your new AWA will be reduced to 6.15% of your new Withdrawal Benefit Base, or $15,391.
You should be aware that if your Contract Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and benefits thereunder.
Early Withdrawals
Before the Income Start Date, any withdrawals, including RMD withdrawals and Free Withdrawal Amounts, are Early Withdrawals in any Contract Year. Accordingly, your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals. Your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals using the following formula:
Your new Bonus Base	=	A x (1 – (B/C))
Your new Withdrawal Benefit Base	=	A x (1 – (B/C))
Where:
A	=	Your Bonus Base or Withdrawal Benefit Base before the Early Withdrawal.
B	=	The amount of the Early Withdrawal, including any Withdrawal Charge
C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Using the facts of the above example, assume that in Contract Year 9, your Contract Value is $125,000 and you withdraw $10,000. This withdrawal is an Early Withdrawal under the GLWB. This Early Withdrawal reduces your Withdrawal Benefit Base and Bonus Base, if applicable, as follows:
Your New Bonus Base =	=	$125,000 x (1 - $10,000/$125,000)
	=	$125,000 x (1 - 0.08)
	=	$125,000 x (0.92)
	=	$115,000
Your New Withdrawal Benefit Base =	=	$171,875 x (1 - $10,000/$125,000)
	=	$171,875 x (1 - 0.08)
	=	$171,875 x (0.92)
	=	$158,125
In the above example, your AWA is not payable because you have not elected your Income Start Date.
If a different Bonus Rate applied, the numbers shown in the above example would be different.
Early Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Early Withdrawals.
Early Withdrawals could severely reduce, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and all benefits thereunder.
In addition to reducing your benefits under the GLWB, any withdrawal before you reach age 59 1∕2 could result in adverse state and federal tax consequences. You should consult a qualified tax professional for more information.
Depleting Your Contract Value
If your Contract Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal, then your Withdrawal Benefit Base and the Bonus Base will each also be reduced to zero and your Contract and all benefits thereunder will terminate.
If, on the other hand, your Contract Value is reduced to zero through any combination of negative investment performance of the Designated Funds, Contract charges, and withdrawals other than Early Withdrawals or Excess Withdrawals, your Withdrawal Benefit Base will not be reduced, although no further Bonus Amounts or Step-Ups will apply. All rights and benefits under the Contract will terminate except for the right to receive future payments under the GLWB. Regardless of your age on the day the Contract Value is reduced to zero, the GLWB Covered Person or the surviving GLWB Covered Person will be entitled to receive the AWA each year under the AWA settlement option.
The GLWB Fee
The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base. The GLWB Fee Rate will not exceed the maximum GLWB Fee Rate of 0.4875% (1.95% annually). If you signed the Application for your Contract before October 27, 2020, the GLWB Fee Rate is 0.30% quarterly (1.20% annually). If you signed the Application for your Contract on or after October 27, 2020, the GLWB Fee Rate is 0.375% quarterly (1.50% annually). On the last day of the final Contract Quarter in any Contract Year, the Withdrawal Benefit Base for the purpose of calculating the GLWB Fee will include any Step-Up or Bonus Amount that is added to the Withdrawal Benefit Base on the Contract Anniversary. The GLWB Fee is deducted pro-rata from each Designated Fund to which the Contract Value is allocated on the last day of each Contract Quarter. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GLWB terminates. After the GLWB is terminated, the GLWB Fee is also terminated.

The Company reserves the right to increase the GLWB Fee Rate. (See “Step-Up Feature.”)
Your GLWB Fee will not change during a Contract Year, unless you take one of the following specific actions:
●
If you make additional Purchase Payments during the Contract Year, you will increase your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.
●
If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.
We will continue to deduct the GLWB Fee until the earliest of your Annuity Income Date, the date on which your Contract Value reduces to zero, or your GLWB is terminated. (See “Termination of the GLWB.”) The GLWB Fee will not vary from the GLWB Fee disclosed in the Prospectus.
GLWB Covered Person and Joint GLWB Covered Person
Eligibility to be the GLWB Covered Person or Joint GLWB Covered Person and elect joint-life coverage is based on the Contract’s ownership on the Income Start Date.
An Owner that is not a natural person must name an Annuitant as the GLWB Covered Person for single-life coverage. To elect joint-life coverage:
●
The Annuitant(s) must be the GLWB Covered Person or the Joint GLWB Covered Person;
●
The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;
●
The GLWB Covered Person will be the younger of the spouses; and
●
The Annuitant’s spouse must be the sole Beneficiary under the Contract.
An individual Owner who is a natural person must also be the GLWB Covered Person if he or she elects single-life coverage.
If an individual Owner elects joint-life coverage:
●
The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;
●
The Owner must be either the GLWB Covered Person or the Joint GLWB Covered Person;
●
The GLWB Covered Person will be the younger of the spouses; and
●
The Owner’s spouse must be the sole Beneficiary under the Contract.
The Contract may have two Owners who are spouses recognized as such under federal tax laws. In this circumstance, the two Owners may elect:
●
Single-life coverage with the younger Owner named as the GLWB Covered Person; or
●
Joint-life coverage with the younger Owner as the GLWB Covered Person and the other Owner as the Joint GLWB Covered Person.
Since the younger spouse must be at least age 55 on the Income Start Date, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under the GLWB can be made.

If the Owner is not a natural person and the Annuitant marries prior to the Income Start Date, then subject to our approval, the Annuitant’s spouse may be added to the Contract as an Annuitant and may then be eligible to be a GLWB Covered Person or Joint GLWB Covered Person. If the Owner is a natural person and the Owner marries prior to the Income Start Date, the Owner’s spouse may be added to the Contract as an Owner, as an Owner and Annuitant, or as the sole Beneficiary, and will then be a GLWB Covered Person or Joint GLWB Covered Person.
Effect of Divorce on the GLWB
The divorce of an Owner may affect the status of the GLWB.
Prior to the Income Start Date:
If divorce occurs prior to the Income Start Date, then the GLWB will be available with single-life coverage based on the GLWB Covered Person on the Income Start Date. If the Owner subsequently remarries, the GLWB will also be available with joint-life coverage based on the GLWB Covered Person and the Joint GLWB Covered Person on the Income Start Date
On or after the Income Start Date with single-life coverage:
If divorce occurs on or after the Income Start Date, the GLWB will remain in force as long as the GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements continue to be met.
On or after the Income Start Date with joint-life coverage:
If divorce occurs on or after the Income Start Date and the GLWB Covered Person and Joint GLWB Covered Person are no longer spouses, the GLWB will remain in force with single-life coverage as long as the GLWB Covered Person or Joint GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements, such as the minimum and maximum allocation requirements for each Designated Fund category, continue to be met. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of any Owner.
You may remove an Owner from the Contract upon divorce. If an Owner is removed, the remaining/new Owner becomes the GLWB Covered Person. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of the Owner.
Division of the Contract:
In the event of a divorce, if there is a court order, property settlement agreement or other document requiring the division, transfer, or split of the Contract, such division, transfer, or split will be considered a withdrawal for all purposes under the Contract and as such may adversely affect the benefits available under the GLWB. If the withdrawal occurs prior to the Income Start Date, it will be considered an Early Withdrawal. If the withdrawal occurs on or after the Income Start Date and exceeds the AWA, the amount of the excess will be considered an Excess Withdrawal.
Death of Owner
The GLWB terminates on the Death Benefit Date unless:
An Owner dies before the Income Start Date and the surviving spouse, as sole Beneficiary under the Contract, elects to continue the GLWB along with the Contract instead of receiving the death benefit proceeds.
If an Owner who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the spouse, as sole Beneficiary under the Contract, can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

If the Owner is not a natural person, the death of an Annuitant is treated as the death of the Owner. In this case, if the Contract is eligible for spousal continuation under federal tax laws, then the GLWB may continue as follows:
1.
If an Annuitant dies before the Income Start Date, the surviving spouse may continue the GLWB along with the Contract; or
2.
If an Annuitant who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the surviving spouse can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.
In order to ensure that the AWA continues after the death of an Owner, you must elect a joint-life coverage on the Income Start Date and the GLWB Covered Person and the Joint GLWB Covered Person must be spouses to preserve the availability of the GLWB after the death of an Owner. In addition, the spouses must be joint Owners, or the spouse of the Owner must be the sole Beneficiary.
The right to continue the GLWB upon spousal continuation of the Contract may be exercised only once. If the surviving spouse remarries and then dies, the Contract may be continued by the spouse if he or she is the sole Beneficiary, but the GLWB may not be continued.
Spousal Considerations - GLWB
Death of the GLWB Covered Person with Single-Life Coverage
If you elect single-life coverage on the Income Start Date, the GLWB terminates on the death of the GLWB Covered Person and the Beneficiary may elect to exercise any of the available options under the death benefit provisions of the Contract.
Note that single-life coverage may be inappropriate for Joint Owners that are spouses, because the GLWB will end if the GLWB Covered Person dies after the Income Start Date. Note also that Beneficiaries who are not spouses cannot continue the Contract or the GLWB under the Contract. (See “Spousal Considerations - GLWB.”)
Death of the GLWB Covered Person with Joint-Life Coverage
We do not permit the election of the joint-life coverage unless the GLWB Covered Persons are spouses recognized as such under federal tax laws on the Income Start Date.
If you elect joint-life coverage on the Income Start Date and a spouse dies, the GLWB will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:
●
No death benefit will be paid until the surviving spouse’s subsequent death;
●
The Withdrawal Benefit Base and the Bonus Base will remain unchanged (in the absence of subsequent Purchase Payments during the first three Contract Years and Withdrawals) until the next Contract Anniversary when a Step-Up could apply due to an increase in Contract Value (See “Step-Up Feature.”);
●
If AWA withdrawals have not begun before the spouse dies, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the Income Start Date; and
●
If AWA withdrawals under the GLWB have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the spouse.
At the death of the surviving spouse, the GLWB will terminate.
If you selected joint-life coverage and your surviving spouse does not continue the Contract, he or she may elect any available option under the death benefit provisions of the Contract.

Annuitization Under the GLWB
Under the terms of the GLWB, if your Contract Value is greater than zero on your Annuity Income Date, you may elect:
(1)
to surrender your Contract and receive your Surrender Value, or
(2)
to apply your Contract Value, less any applicable premium taxes and similar taxes, to anyone of the then currently available Annuity Payment Options, or
(3)
the AWA settlement option.
If you make no election and you elected single-life coverage, we will apply your Contract Value, less any applicable premium tax or similar tax, to a Life Annuity with a 10-Year Period Certain with an annualized annuity payment of not less than your then current AWA. If joint-life coverage is in effect, we will annuitize your remaining Contract Value with joint-life coverage and an annualized annuity payment of not less than your then current AWA.
If your Contract Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Annuity Income Date, you will receive your full AWA until you die under the AWA Settlement Option. (See “Withdrawals under the GLWB” and “Annuitization under the GLWB.”) “Depleting Your Contract Value” and “AWA Settlement Option.”
AWA Settlement Option
You may elect the AWA settlement option after the Income Start Date and prior to the Maximum Annuity Income Date.
At the end of the Valuation Period immediately preceding the Annuity Income Date, if the Contract Value is higher than the Withdrawal Benefit Base, the Withdrawal Benefit Base will then be adjusted to equal the higher Contract Value. The payments under the AWA settlement option will then be calculated based on the higher Withdrawal Benefit Base.
The AWA settlement option will be applied automatically if your Contract Value is reduced to zero prior to the Annuity Income Date for any reason other than an Early Withdrawal or an Excess Withdrawal. In that event, all rights and benefits under the Contract will terminate except for the right to receive future payments under the AWA settlement option.
In either case, any remaining AWA payments for the current Contract Year will be distributed as a lump sum. The AWA settlement option will then go into effect on the next Contract Anniversary, and we will convert your right to withdraw the AWA into automatic monthly payments.
The AWA settlement option provides automatic monthly payments equal to the most-recently calculated AWA divided by 12 for each Contract Year during the life of the GLWB Covered Person or, if joint-life coverage has been elected, for the lifetime of the last survivor of the GLWB Covered Person and the Joint GLWB Covered Person.
Payments under the AWA settlement option will only be made monthly. We will not accept any additional Purchase Payments after the AWA settlement option goes into effect.
Termination of the GLWB
The GLWB will terminate immediately upon the occurrence of the earliest of:
●
The date we approve your request to terminate the GLWB;
●
The date of any transfer or allocation of Purchase Payments other than to Designated Funds in accordance with the permissible percentage allocations;
●
The date the Withdrawal Benefit Base is reduced to zero as a result of an Early Withdrawal or Excess Withdrawal;
●
An ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the “Effect of Divorce on the GLWB” and “Death of Owner” provisions;

●
The Annuity Income Date*; or
●
Termination of the Contract.
*
Note that the Maximum Annuity Income Date permitted under the Contract is the first day of the month following the Annuitant’s 100th birthday. (See “Your Annuity Income Date.”)
Tax Issues Under the GLWB
Certain state and federal tax provisions may be important to you in connection with the GLWB. It is not clear whether withdrawals after the Income Start Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments under the GLWB after the Contract Value is zero as annuity payments for tax purposes.
A Qualified Contract other than a Roth IRA is subject to certain required minimum distribution (RMD) provisions imposed by the Code and IRS regulations. These RMD provisions require that an amount be distributed from your IRA each year. Your failure to withdraw your yearly RMD Amount from your IRA could result in adverse tax treatment. We determine a yearly RMD Amount for your Contract only, and not for your other tax-qualified investments. We will notify you of the RMD Amount for your Contract in January of each year. See “Required Minimum Distributions”, “Lifetime Distribution Rules”.
After the Income Start Date, the GLWB permits you to withdraw your RMD Amount each year without reducing your Withdrawal Benefit Base. RMD Amounts withdrawn prior to the Income Start Date are considered Early Withdrawals that will reduce the Withdrawal Benefit Base and the Bonus Base proportionally as the RMD Amounts reduce the Contract Value dollar-for-dollar.
Currently, any withdrawal in excess of the AWA that is taken to satisfy the RMD Amounts will not be treated as an Excess Withdrawal if the withdrawal is taken after the Income Start Date. However, if there is any material change to the current Code or IRS regulations governing the timing or determination of RMD Amounts, then we reserve the right to treat any withdrawal greater than the AWA as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base. (See “U.S. Federal Income Tax Provisions.”)
DEATH BENEFIT
If you die during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies). If there is more than one Owner, we may pay a death benefit upon the death of the first Owner. If the Owner is not a natural person, the Annuitant is considered the Owner for the purpose of this death benefit provision.
If the death of the Owner occurs on or after the Annuity Income Date, no death benefit will be payable except as may be provided under the Annuity Payment Option elected, subject to requirements under federal tax laws.
If your surviving spouse is the sole designated Beneficiary and elects to continue the Contract in his or her own name as Owner, the death benefit will be payable only upon your surviving spouse’s subsequent death.
To be a Beneficiary, a natural person Beneficiary must be alive on the date of death of the Owner (or the Annuitant if the Owner is not a natural person). If there are multiple beneficiaries, the designated Beneficiary is determined according to the order below:
1.
the surviving Owner, if a natural person, then
2.
the primary Beneficiary(ies), then
3.
the contingent Beneficiary(ies), and then
4.
the Owner’s estate or the Owner if the Owner is not a natural person.

Multiple Beneficiaries in the same class (primary or contingent) share equally unless you direct otherwise. However, if a natural person Beneficiary is not alive and there are other Beneficiaries in the same class that are alive, the death benefit will be shared among the other Beneficiaries of the same class unless you instruct us otherwise.
Each Beneficiary’s share of the death benefit will remain allocated in accordance with the allocations you made until the Valuation Period in which we receive Due Proof of Death from that Beneficiary, except that any Contract Value allocated to the Fixed Account will be re-allocated to a money market Subaccount on the Death Benefit Date. Each Beneficiary’s share of the death benefit is subject to, and will change in value based upon, the investment experience of the Subaccounts to which the Beneficiary’s share is allocated. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.
Amount of the Death Benefit
We calculate the amount of the death benefit on the Death Benefit Date, which is the first date we receive Due Proof of Death from at least one Beneficiary. On the Death Benefit Date, the basic death benefit is equal to the Contract Value.
Optional Death Benefits
You may enhance the basic death benefit by electing one of the two optional death benefits: the HAV Death Benefit or the ROP Death Benefit. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (See “Charges for the Optional Death Benefits.”) The HAV Death Benefit or the ROP Death Benefit may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date. You may not elect an optional death benefit after the Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described below.
HAV Death Benefit
Under the HAV Death Benefit the death benefit will be the higher of:
●
the Contract Value on the Death Benefit Date, and
●
the HAV Value which is the higher of (i) the total Purchase Payments, adjusted as described below for any partial withdrawals; and (ii) the highest Contract Value on any Contract Anniversary before the HAV Covered Person’s 81st birthday, adjusted as described below for any Purchase Payments and any partial withdrawals made between such Contract Anniversary and the Death Benefit Date.
The HAV Covered Person is the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date, unless the surviving spouse continues the Contract as the new HAV Covered Person.
If the HAV Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the HAV Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.
If any Purchase Payments are made after the highest Contract Value has been determined but before the Owner’s death, then the total Purchase Payments used to calculate the HAV Value will be increased by the amount of each Purchase Payment on the date it is received.
HAV Death Benefit Example (With No Withdrawals):
Assume:
●
You elected the HAV Death Benefit
●
An initial Purchase Payment of $60,000.
●
The HAV Covered Person, the oldest Owner, is age 65 on the Open Date.

●
An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.
●
No withdrawals are taken during Contract Years 1-8.
●
The Owner dies in Contract Year 9.
●
The Contract Value on the Death Benefit Date is $135,000.
●
The adjusted Purchase Payment value on the Death Benefit Date is $100,000.
●
The highest Contract Value is $145,000 as determined on the eighth Contract Anniversary. The additional Purchase Payment of $40,000 is made on any Contract Anniversary before the highest Contract Value is determined.
●
There is no additional Purchase Payment after the highest anniversary Contract Value is determined. So, there will be no adjustment to the total Purchase Payments for any subsequent Purchase Payment.
The Death Benefit Amount will be the greatest of:
Contract Value on the Death Benefit Date	=	$135,000
Total Purchase Payments, adjusted for partial withdrawals	=	$100,000
Highest Contract Value on any Contract Anniversary	=	$145,000
The HAV Death Benefit Payable to the Beneficiary (ies)	=	$145,000
ROP Death Benefit
Under the ROP Death Benefit, the death benefit will be the higher of:
(a)
The Contract Value; and
(b)
The ROP Value which is total Purchase Payments; adjusted as described below for any partial withdrawals.
If the ROP Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the ROP Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.
ROP Death Benefit Example (With No Withdrawals):
Assume:
●
You elected the ROP Death Benefit.
●
An initial Purchase Payment of $60,000.
●
The ROP Covered Person, the oldest Owner, is age 65 on the Open Date.
●
An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.
●
No withdrawals are taken during Contract Years 1-8.
●
The Owner dies in Contract Year 9.
●
The Contract Value on the Death Benefit Date is $70,000.
●
The ROP Value is the adjusted Purchase Payments of $100,000.
The Death Benefit Amount will be the greatest of:
Contract Value	=	$70,000
Total Purchase Payments, adjusted for partial withdrawals	=	$100,000
The ROP Death Benefit Payable to the Beneficiary(ies)	=	$100,000

Impact of Partial Withdrawals under the Optional Death Benefits
If any partial withdrawals are made, each partial withdrawal will reduce the value of your optional death benefit in the same proportion as the Contract Value is reduced by the partial withdrawal. The reduction in the value of your optional death benefit may be more than the amount of the partial withdrawal.
A partial withdrawal will reduce the value of your optional death benefit such that the value of your optional death benefit after the withdrawal is equal to:
A x (1 – (B/C))
Where:
●
A is the value of the optional death benefit before the partial withdrawal;
●
B is the amount of the partial withdrawal including any Withdrawal Charge; and
●
C is the Contract Value before the partial withdrawal.
While the optional death benefit is in effect, you may not choose the Designated Funds from which the partial withdrawal will be deducted. All withdrawals will be deducted pro-rata from each Designated Fund to which the Contract Value is allocated on the effective date of the withdrawal.
HAV Death Benefit Example (With Withdrawals):
Assume:
●
You elected the HAV Death Benefit.
●
An initial Purchase Payment of $60,000.
●
The Owner is the HAV Covered Person.
●
The HAV Covered Person is age 65 on the Open Date.
●
An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.
●
At the end of Contract Year 5, the Contract Value is $150,000, the HAV Value is $175,000 and the total Purchase Payments are $100,000.
●
On the first day of Contract Year 6, you take a $30,000 withdrawal.
●
Immediately following the withdrawal, the Contract Value is $120,000, the adjusted Purchase Payment value is $80,000*, and the HAV Value is $140,000**.
●
There were no Step-Ups in Contract Years 7-9.
●
The Owner dies in Contract Year 9.
●
The Contract Value on the Death Benefit Date is $90,000 and the values of the adjusted Purchase Payments and HAV remain $80,000 and $140,000 respectively.
The Death Benefit Amount will be the greatest of:
Contract Value	=	$90,000
Total Purchase Payments, adjusted for partial withdrawals*	=	$80,000
Highest Contract Value on any Contract Anniversary**	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

ROP Death Benefit Example (With Withdrawals):
Assume:
●
You elected the ROP Death Benefit.
●
An initial Purchase Payment of $60,000.
●
The Owner is the ROP Covered Person.
●
The ROP Covered Person is age 65 on the Open Date.
●
Additional Purchase Payment of $40,000 is made on the first Contract Anniversary.
●
The Contract Value grows to $150,000 during Contract Years 1-8.
●
You take a withdrawal of $30,000 in Contract Year 9.
●
The Owner dies in Contract Year 9.
●
The Contract Value on the Death Benefit Date is $90,000.
●
The ROP Value is the adjusted Purchase Payments of $80,000.
The Death Benefit Amount will be the greatest of:
Contract Value	=	$90,000
Total of Purchase Payments, adjusted for partial withdrawals***	=	$80,000
The ROP Death Benefit Amount Payable to the Beneficiary (ies)	=	$90,000

*
The total Purchase Payments adjusted for the partial withdrawals is calculated as follows: Purchase Payments before withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.
**
The HAV Value adjusted for the partial withdrawal is calculated as follows: HAV Value prior to withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $175,000 x [(1 – ($30,000 ÷ $150,000)] = $140,000.
***
Purchase Payments adjusted for partial withdrawals are calculated as follows: Purchase Payments x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.
Spousal Considerations - Death Benefit
If your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Owner rather than receive the death benefit. If an optional death benefit is in effect, your surviving spouse may elect to continue the optional death benefit as the HAV Covered Person or the ROP Covered Person. In this case, the value of the HAV Death Benefit or ROP Death Benefit will be set to equal its value on the Death Benefit Date. Thereafter, the value of the HAV Death Benefit or ROP Death Benefit may change, depending upon your surviving spouse’s age and whether additional purchase payments and withdrawals are made.
The right to spousal continuance may be exercised only once for the optional death benefits. If the surviving spouse remarries and then dies, the optional death benefit cannot be continued.
Method of Paying Death Benefit
The death benefit may be paid in a single cash payment or as an annuity, under a fixed Annuity Payment Option or under any other payment option we may make available, subject to requirements under federal tax laws. We describe the fixed Annuity Payment Options in this Prospectus under “THE INCOME PHASE - ANNUITIZATION PROVISIONS.”
During the Accumulation Phase, you may elect the method of payment (that is permitted under federal tax laws) for the death benefit by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity, subject to requirements under federal tax laws. If the Beneficiary does not provide all documents and information required by us to begin annuity payments within the time period permitted under the Code, or if the predetermined payout option does not comply with federal tax laws, the predetermined payout option will no longer apply. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us.
If we pay the death benefit in the form of a fixed Annuity Payment Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Payment Option.
Payment of Death Benefit
If the death benefit is to be paid to a Beneficiary in a lump sum, we will make such payment within seven days of the date the Company receives Due Proof of Death from that Beneficiary, except if we are permitted to defer payment in accordance with the 1940 Act. (See “Deferral of Payments and Transfers.”)
If payment is not made to the Beneficiary within seven days as described above, interest will be added as follows:
(a)
beginning on the eighth day, interest shall accrue at the rate or rates applicable to the Contract for funds left on deposit with the Company or, if the Company has not established a rate for funds left on deposit, at the Two-Year Treasury Constant Maturity Rate as published by the Federal Reserve. In determining the effective annual rate or rates, the Company shall use the rate in effect on the date that the Company receives Due Proof of Death; and
(b)
additional interest at a rate of 10% annually shall begin accruing 31 days from the latest of (i), and (ii), where: (i) is the date that Due Proof of Death from the applicable Beneficiary was received by the Company, and (ii) is the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is received by the Company. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.
Certain states may require a different interest calculation. (See “APPENDIX C - STATE LAW VARIATIONS.”)
If settlement under an Annuity Payment Option is elected, the Annuity Income Date will be the first Valuation Period following the Death Benefit Date. We will maintain the Contract Value in the Accumulation Phase until the Annuity Income Date. However, if the amount to be applied under the Annuity Payment Option is less than $2,000, or if the modal annuity payment payable in accordance with such option is less than the $100, we will pay the death benefit to the Beneficiary in a single lump sum.
Qualified Contracts
If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:
The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the calendar year containing the tenth anniversary of your death (if you die after your required beginning date (RBD) for required minimum distributions, distributions must continue to be taken each calendar year after your death until the entire interest in the contract is distributed), or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the calendar year containing the tenth anniversary of your death. Different distribution rules will apply to a beneficiary that is not an individual.
If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy (if the you die before the RBD) or your life expectancy if you die after your RBD. In all events, annuity payments must end by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death.
If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. In certain circumstances, your surviving spouse may have to take a hypothetical RMD before continuing the Contract as their own.
If the Beneficiary is your child and under age 21 on the date of your death, the Beneficiary’s interest must be distributed by December 31st of the year the Beneficiary reaches age 31. Alternatively, the Beneficiary may take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the year the Beneficiary reaches age 31 (or by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death, if earlier).
Non-Qualified Contracts
If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit under the Code (“NQ Distribution Rules”). The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Code, with payments beginning no later than one year after your death.
The natural person you have named as Beneficiary under your Contract, if any, will be the “designated Beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the Beneficiary.
If the designated Beneficiary is your surviving spouse, your spouse may continue the Contract as Owner. The NQ Distribution Rules will then apply on the death of your spouse if the surviving spouse does not remarry. To understand what happens when your spouse continues the Contract, see “Spousal Considerations - GLWB” and “Spousal Considerations - Death Benefit.”
During the Income Phase, if the Owner or Annuitant dies, the remaining value of the fixed Annuity Payment Option in place must be distributed at least as rapidly as the method of distribution under that Annuity Payment Option.
If the Owner is not a natural person, the NQ Distribution Rules apply upon the death or removal of any Annuitant.
Payments made in contravention of the NQ Distribution Rules would adversely affect the treatment of the Contracts as annuity contracts under the Code. Neither you nor the Beneficiary may exercise rights that would have that effect.
Selection and Change of Beneficiary
You select your Beneficiary in your Application. Subject to the rights of an irrevocable Beneficiary, you may change or revoke the Beneficiary designation. A change of Beneficiary will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s Annuity Income Date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate a Beneficiary, or a Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or the Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if a Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete contact information, if and as they change.

THE INCOME PHASE - ANNUITIZATION PROVISIONS
During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available fixed Annuity Payment Option, subject to certain restrictions as described below. The Income Phase of your Contract begins on the Annuity Income Date. On that date, we apply your Contract Value, less any applicable premium tax or similar tax, to the fixed Annuity Payment Option you have selected, and we make the first annuity payment.
Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to fixed Annuity Payment Option 3, Payments for a Specified Period Certain, as described under “Fixed Annuity Payment Options,” and you cannot change the fixed Annuity Payment Option selected. You may request a full withdrawal before the Annuity Income Date, which will be subject to all charges applicable to withdrawals. (See “Withdrawal Charge.”)
Once annuity payments start under a Fixed Annuity Payment Option, it may be necessary to modify those payments following the Annuitant’s death if your Contract is a Qualified Contract.
Selection of Annuitant(s)
You select the Annuitant(s) in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life annuity payments involving life contingencies are based. If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant. In the case of joint Annuitants, if either Annuitant dies prior to the Annuity Income Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Income Date.
When a fixed Annuity Payment Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.
Your Annuity Income Date
The following restrictions apply to the Annuity Income Date you may select:
●
The earliest possible Annuity Income Date is the first Contract Anniversary;
●
The Maximum Annuity Income Date is the first day of the month following the Contract Anniversary after the Annuitant’s 100th birthday and, if there is a joint Annuitant, the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law;
●
We must receive your selection, in Good Order, at least 30 days before the requested Annuity Income Date; and
●
Any request to change the Annuity Income Date must be received at least 30 days before the current Annuity Income Date.
If you do not select otherwise, your Annuity Income Date will be the Maximum Annuity Income Date.
Your retirement plan or applicable law may also restrict your ability to defer receiving income from your Contract.
Fixed Annuity Payment Options
You may select a fixed Annuity Payment Option, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Income Date. If we have not received your written selection on the 30th day before the Annuity Income Date, the Annuitant will receive fixed Annuity Payment Option 2, for a life annuity with 120 monthly payments certain (10 Years). There may be additional limitations on the Annuity Payment Option you may elect under your particular retirement plan or applicable law.
We offer the following fixed Annuity Payment Options for payments during the Income Phase. We may also agree to other settlement options, at our discretion.

1. Single-Life Annuity
We provide payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Income Date, only one annuity payment will be made.
2. Life Annuity with Period Certain
We make payments during the longer of the Annuitant’s lifetime, or a selected period of no less than five (5) years and no more than thirty (30) years. In addition, we guarantee that the Beneficiary will receive payments for the remainder of the period certain, if the Annuitant dies during that period, unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum. The selection of a longer period results in smaller payments. If no Beneficiary is designated, we pay the discounted value of any remaining payments in one lump sum to the Annuitant’s estate.
3. Period Certain
We make payments for a specified period of time you select from ten (10) to thirty (30) years. The longer the period you select, the smaller the payments will be. The payment period may not exceed the Annuitant’s life expectancy. If the Annuitant dies before the end of the period selected, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum.
4. Joint and Survivor Annuity
We make payments while the Annuitant and the joint Annuitant are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant. Annuity payments stop when the surviving Annuitant dies.
If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the joint Annuitant are spouses.
5. Joint and Survivor Annuity with a Period Certain
We make payments for the longer of:
(a)
the Annuitant’s lifetime and joint Annuitant’s lifetime, or
(b)
the period selected (at least 5 years but not more than 30 years).
If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the joint Annuitant are spouses.
If both Annuitants die before the end of the period, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one lump sum.
We make monthly, quarterly, semi-annual and annual modal payments subject to a minimum modal payment of $100.
Remember that the Annuity Payment Option may not be changed once annuity payments begin.
Determination of Amount of Annuity Payments
Adjusted Contract Value
The adjusted Contract Value is the amount we apply to your fixed Annuity Payment Option to provide fixed annuity payments. We calculate adjusted Contract Value by taking your Contract Value on the Business Day just before the Annuity Income Date and deducting any applicable premium tax or similar tax.

Fixed Annuity Payments
Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the Contract Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Income Date if they are more favorable. (See “Interest Rates and Mortality Table.”)
Minimum Payments
If your Contract Value is less than $2,000 at the end of the Valuation Period immediately before the Annuity Income Date, or the modal annuity payment would be less than $100, we will pay the Annuity Contract Value to the Annuitant in one payment, except as otherwise provided under the GLWB, if elected.
Interest Rates and Mortality Table
The mortality table used in determining the guaranteed minimum annuity payment rates for the fixed Annuity Payment Options is the Annuity 2000 Mortality Table projected for mortality improvements using Projection Scale G. The interest rate used is 1%.
An Adjusted Age is used to determine the applicable guaranteed minimum annuity payment rate. The Adjusted Age equals the actual age(s) of the Annuitant(s), in completed years and months, as of the Annuity Income Date, less an age setback. The age setback is one year for Annuity Income Dates occurring during the years 2020-2029; the age setback is two years for Annuity Income Dates occurring during the years 2030-2039; and so on.
Guaranteed minimum annuity payments are applied to Adjusted Ages for the fixed Annuity Payment Options. Rates for Adjusted Ages expressed in completed years and months will be based on straight line interpolation between the appropriate annuity payment rates.in the Contract.
Annuity Payment Options as Method of Payment for Death Benefit
During the Accumulation Phase, you or your Beneficiary may also select a fixed Annuity Payment Option as a method of settlement of the death benefit as described under the “DEATH BENEFIT” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Income Date will be the first Valuation Period after the Death Benefit Date.
GENERAL PROVISIONS
Right to Examine and Cancel
The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.
If you are establishing an Individual Retirement Annuity (“IRA”), the Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an

IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a right to return as set forth in the preceding paragraph, notwithstanding the provisions of the Code.
Electronic Delivery of Contract Information
During the Accumulation Phase, we may make available for Owners the option to receive to receive prospectuses, transaction confirmations, reports and certain other communications in electronic format, instead of receiving paper copies. To enroll in this optional electronic delivery service, if available, Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, to avoid any disruption of deliveries to you. You have the right to receive a paper copy of our communications at any time, free of charge. You can stop eDelivery by updating the consent in your user profile. We are not required to offer the electronic delivery service and may discontinue it in whole or in part at any time. You may obtain more information and assistance at the abovementioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.
Deferral of Payments and Transfers
The Company may suspend or defer payment of any amount due from the Variable Account, including the death benefit or any transfer among Subaccounts, if:
●
the NYSE is closed (except weekends and holidays),
●
trading on the NYSE is restricted,
●
the SEC determines that an emergency exists and that it is not reasonably practicable to: (i) dispose of securities held in the Variable Account; or (ii) determine the value of the net assets of the Variable Account, or
●
the SEC permits a delay for the protection of Owners.
If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.
We may also defer payment of amounts payable from the Fixed Account for withdrawal requests and death benefits for up to six months if permitted by our domiciliary insurance department.
If mandated under applicable law, we may be required to reject a Purchase Payment and/or restrict an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your Contract to governmental regulators.
Exercise of Contract Rights
Contract rights and privileges can be exercised by the Owner and Joint Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Income Date, except as the Contract otherwise provides.
The Annuitant becomes the Payee on and after the Annuity Income Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Income Date, or on the death of the Annuitant after the Annuity Income Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership
A Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law.
The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Income Date. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% additional tax.
Reports to Owners
We will send you, by regular U.S. mail, an immediate confirmation statement of all Purchase Payments, non-automated withdrawals, (including any Withdrawal Charge and federal taxes on withdrawals), death benefit payments, annuity payments and transfers (excluding DCA transfers). In addition, we will send you, by regular U.S. mail, a quarterly confirmation statement showing your current Contract Value, death benefit value, and investment allocation. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, transfers (including DCA transfers), partial withdrawals, systematic withdrawals, AWA payments, portfolio rebalancing, and any Annual Contract Fee assessed.
If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and certain reports on our website.
It is your obligation to review confirmation statements carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.
Substitution of Securities
Shares of any or all Funds may not always be available through the Subaccounts under the Contract. We may add or delete Funds or other investment companies available through Subaccounts under the Contract. We may also substitute shares of another Fund or shares or units of another SEC-registered investment company for the shares held in any Subaccount. We will not make any substitution without SEC approval and any required state insurance department approval. We may close Subaccounts to allocation of Purchase Payments or Contract Value, or both, in our sole discretion.
Change in Operation of Variable Account
At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Subaccounts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event registration is no longer required. We will not deregister the Variable Account without SEC approval. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.
Splitting Units
The Company reserves the right to split or combine the value of Variable Accumulation Units. In effecting any such change of unit values, strict equity will be preserved, and no change will have a material effect on the benefits or other provisions of the Contract.

Modification
Upon notice to the you, we may modify the Contract if such modification: (a) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; (c) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts; (d) provides additional Variable Account options; or (e) may otherwise be in the best interests of Owners. In the event of any such modification, the Company may make appropriate endorsement to the Contract and supplement this Prospectus to reflect such modification. The Company cannot make any modification that reduces or eliminates the benefits or coverage, or impairs or invalidates any right granted to the Owner under the Contract except for amendments to conform to changes in any applicable provisions or requirements of the Code.
Misstatement of Age or Sex
If the age or sex of any Annuitant, Beneficiary or Owner has been misstated, the amount payable by us will be that which would be due if the true age or sex had been stated. If we make or have made any overpayments or underpayments due to the misstatement, the excess amount and interest at a rate not to exceed 6.00% per annum will be charged against, or added to, payments coming due after the adjustment.
Assignment
Any assignment of rights under the Contract must be received by us in writing. Unless otherwise specified, assignments will be effective as of the date on which the request is signed by the Owner, subject to any action taken by the Company prior to its receipt of the assignment request. In no event will the Company be responsible for the validity of the assignment. We have no liability under any assignment for our actions or omissions made in good faith. A Qualified Contract may not be sold, assigned, transferred, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law. The GLWB will terminate if an assignment results in an ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the Effect of Divorce on the GLWB and Death of the Owner provisions.
Incontestability
The Contract is incontestable.
Nonparticipating
The Contract is nonparticipating and will not share in any profits or surplus earnings of the Company and, therefore, no dividends are payable under the Contract.
Proof of Age and Survival
The Company shall have the right to require reasonable evidence of the age and survival of any Annuitant.
Reservation of Rights
We reserve the right, to the extent permitted by law, to: (1) deregister the Variable Account under the 1940 Act; (2) combine the Variable Account with one or more other separate accounts; (3) operate the Variable Account as a management investment company or in any other form permitted by law; (4) substitute shares of a Fund (or portfolios or classes thereof) for shares of another investment company (or portfolios or classes thereof) if shares of such Fund (or portfolios or classes thereof) are not available, or if, in the Company’s judgment, further investment in such Fund’s shares (or portfolios or classes thereof) is no longer appropriate in view of the purposes of the Variable Account; (5) add or delete Funds (or portfolios or classes thereof) and corresponding Subaccounts; (6) restrict or eliminate any rights of Owners or other persons who have the right to give voting instructions as to the Variable Account; (7) cease accepting Purchase Payments under the Contract; (8) close or liquidate a Subaccount if, in the Company’s sole discretion, marketing, tax, investment, or other conditions warrant such change; and (9) transfer assets in the Variable Account to another separate account. We will provide you with notice of these changes to your rights under the Contract as required by federal and state laws.

TAX PROVISIONS
This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.
U.S. Federal Income Tax Provisions
This discussion is not intended to provide tax advice and assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. Before entering into the Contract or initiating any transaction, you should consult a competent tax advisor.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. No attempt has been made to consider any applicable state or other tax laws.
Taxation of Annuities
Section 72 of the Code governs the taxation of annuities, including the Contracts. An owner who is a “natural person” will not generally be taxed on increases, if any, in the Contract Value until all or part of the Contract Value is distributed.
Non-Qualified Contracts
Deductibility of Purchase Payments.  For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.
Pre-Distribution Taxation of Contracts.  Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.
Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Contract Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Code defines as a single premium contract with an Annuity Income Date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that is held by a trust or other entity as an agent for a natural person.
Distributions and Withdrawals from Non-Qualified Contracts.  The Contract Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date must be treated as a receipt of investment earnings to the extent the Contract Value (see below for additional information) immediately prior to the withdrawal exceeds the “investment in the contract.” You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Contract Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified Contracts issued by the same company (or its affiliates) to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were excluded from the gross income of the Owner of the Contract), less any Purchase Payments that were amounts previously received which were not includable in income).
We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS information about your withdrawal. Under the Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Contract Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Contract Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”
Annuity Payments.  A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Income Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to the total Purchase Payments, no further exclusion is allowed, and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.
Additional Tax on Certain Withdrawals.  An additional tax of 10% may also apply to taxable withdrawals, including Free Withdrawal Amounts and lump-sum payments from Non-Qualified Contracts. This additional tax will generally not apply to: (i) distributions made after age 59 1∕2; (ii) distributions pursuant to the death or disability (as defined in the Code) of the Owner; (iii) distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or (iv) distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a qualified tax professional with regard to exceptions from the additional tax.
Taxation of Non-Qualified Death Benefit Proceeds.  Generally, death benefits paid upon the death of an Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the investment in the Contract is not affected by the Owner’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Owner’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.
If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

After-death Distribution Requirements for a Non-Qualified Contract. For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following distribution rules:
(1)
If the Owner dies before the date annuity payouts begin, the entire Contract Value must generally be distributed within five years after the date of death;
(2)
If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death;
(3)
If the sole designated Beneficiary is the Owner’s spouse, the Contract may be continued in the name of the spouse as Owner; and
(4)
If the Owner or Annuitant dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.
If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.
Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, whether by gift or for value, the designation of an Annuitant other than the Owner or the selection of certain maturity dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer or assignment should consult a qualified tax professional as to the tax consequences.
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the distribution at death rules.
In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:
The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and
Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.
Please discuss any tax consequences concerning any contemplated or completed transactions with a qualified tax professional.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment because there is no partial annuitization under the Contract.
Medicare Tax.  Distributions to certain taxpayers from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. For example, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and qualifying widow(er) with dependent child, and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.
Investment Diversification and Control.  The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a

Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.
In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.
We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.
Taxation of Qualified Contracts
Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code.
“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Individual Retirement Accounts and Annuities.  Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% additional tax generally applies to distributions, including Free Withdrawal Amounts, made before age 59 1∕2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” The IRS imposes special information requirements with respect to IRAs and we will provide the necessary information for Contracts issued as Individual Retirement Annuities. If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
IRAs are subject to required minimum distributions under the Code. For more information, please see Required Minimum Distributions below.

Roth Individual Retirement Arrangements.  Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. See Impact of Optional Death Benefit and Optional Living Benefits for additional information. Under IRS regulations, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% additional tax may apply to distributions made (1) before age 59 1∕2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% additional tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA, the IRS rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed below. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.
The IRS imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
Distributions and Withdrawals from Qualified Contracts.  In most cases, all distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% additional tax will apply to distributions prior to age 59 1∕2, except in certain circumstances:
●
You have become disabled, as defined in the Code;
●
You have died and the distribution is to your beneficiary;
●
The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Code;
●
The distribution is paid directly to the government in accordance with an IRS levy;
●
The distribution is a qualified reservist distribution as defined under the Code;
●
The distribution is a qualified birth or adoption distribution;
●
The distribution is an emergency personal expense distribution;
●
The distribution is an eligible distribution to a domestic abuse victim;
●
The distribution is made to an employee who is a terminally ill individual;
●
The distribution is eligible for relief extended to victims of certain federally-declared disasters; or
●
You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
●
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

●
The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
●
The distributions are not more than your qualified higher education expenses; or
●
You use the distribution to buy, build or rebuild a first home.
Certain requirements set forth in the Code need to be satisfied before the above exceptions will apply. You should consult a qualified tax professional for more information.
If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to a Qualified Contract, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance into a Qualified Contract, unless you use other funds equal to the tax withholding to complete the rollover. Direct rollovers and rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.
An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not apply to certain distributions, including:
●
a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;
●
any required minimum distribution; or
●
any hardship distribution.
Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.
Required Minimum Distributions. If your Contract is a Qualified Contract, it is subject to certain minimum distribution requirements. Failure to take these required distributions could subject you (or your Beneficiary, as applicable) to an excise tax.
Lifetime Distribution Rules. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain lifetime required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Distributions generally must begin no later than April 1 of the calendar year following the year in which you attain the applicable age.
If you were born...	Your “applicable age” is....
Before July 1, 1949	70 1∕2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75
If you wait until April 1 of the calendar year following the year you reach your applicable age, you must take that distribution and a subsequent distribution for that year by December 31. For each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount.
You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.
Taxation of Qualified Death Benefit Proceeds.  Generally, death benefits paid upon the death of an Owner are not life insurance benefits and will generally be includable in the income of the recipient.
Legislation passed in 2019 (the “SECURE Act”) and in 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contract Owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion describes only the new RMD rules as we administer them, and not the old rules, which remain applicable in certain circumstances.
If the Owner dies, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death. If the Owner dies on or after their required beginning date (RBD) for RMDs, this rule continues to apply and RMDs must be taken each calendar year after the Owner’s death until the entire interest in the contract is distributed. If the Owner dies on or after the date annuity payments start, the Owner is treated as if they died on or after their RBD, even if they died before their RBD. Different distribution rules will apply to a beneficiary that is not an individual.
However, a beneficiary may elect to receive distributions in accordance with the following distribution rules:
(1)
If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy (if the Owner died before their RBD) or life expectancy if the Owner died after their RMD. In all events, payments must end by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death.
(2)
If the Beneficiary is the Owner’s child and under age 21 on the date of the Owner’s death, the interest must be distributed by December 31st of the year the Beneficiary reaches age 31. Alternatively, the Beneficiary may take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the year the Beneficiary reaches age 31 (or by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death, if earlier).
(3)
If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions. In certain circumstances, the surviving spouse may have to take a hypothetical RMD before continuing the Contract as their own.
Impact of Optional Death Benefit and Optional Living Benefits. As discussed above, your RMD must reflect the actuarial present value of any additional benefits. Because of this requirement, your election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.
For further discussion on the impact of the optional living benefit, see “Tax Issues Under the GLWB.”
Withholding.  In the case of a distribution from a Non-Qualified Contract or a traditional IRA, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us their taxpayer identification number and instructs us (in the manner prescribed) not to withhold. However, the Owner cannot elect out of withholding in certain circumstances. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.
Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion herein provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers or other payees that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Moreover, if certain documentation is not timely provided we are required to withhold 30% even if a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Purchasers and other payees are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity contract purchase and the treatment of payments made under an annuity contract.
Tax Treatment of the Company and the Variable Account.  As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.
Definition of Spouse Under Federal Law.  The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Treasury Regulations provide that domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information.
Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult a qualified estate planning professional for more information.
Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.
ADMINISTRATION OF THE CONTRACT
We have engaged SE2, LLC (“SE2”), a third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by SE2 include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to SE2 is based on the number of Contracts to which they provide these administrative services.
DISTRIBUTION OF THE CONTRACT
Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.
The Company or its affiliate, for purposes of this section only, collectively, the “Company”, pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Owner’s Contract Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.
The Company may also pay compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of ContractValue and/or may be a fixed dollar amount. Clarendon does not retain any portion of the commissions payable to the Selling Broker-Dealers.
In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer either does not receive additional compensation, or receives lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
As discussed above, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their Selling Agents. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.
You should ask your Selling Agent for further information about what commissions or other compensation they, or the Selling Broker-Dealer for which they work, may receive in connection with your purchase of a Contract.
Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2023, 2024, and 2025, approximately $745,108, $781,108, and $839,639, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.
AVAILABLE INFORMATION
The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.
You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).
STATE REGULATION
The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of the State of Delaware (the “Commissioner”). An annual statement is filed with the Commissioner on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or the Commissioner’s agents at any time and a full examination of its operations is conducted at periodic intervals.
The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions in which the Company is licensed to operate establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies.
In addition, the State of Delaware Department of Insurance regulates affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such legislation, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits.
Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.
Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.
FINANCIAL STATEMENTS
The financial statements of the Company which are included in the Statement of Additional Information (“SAI”) should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.
The financial statements of the Variable Account for the year ended December 31, 2025 are also included in the SAI.
LEGAL PROCEEDINGS
The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

APPENDIX A - INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT
Variable Options
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/delawarelife/TAHD/246115166?site=Annuity. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, or by sending an email request to customer.relations@delawarelife.com.  Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
Please note that there may be variations in Fund availability not included in this Appendix or otherwise described in this Prospectus. Variations may be imposed by some broker-dealers or other financial intermediaries without our knowledge, and given the number and size of the distribution partners through which the Contract is sold, the terms of our current agreements with our distribution partners and the limitations of their administrative systems to track such information, we cannot obtain information about such variations without unreasonable effort or expense. You should discuss with your financial adviser any limitations, restrictions, or other variations related to the Funds available to you.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. A Fund’s past performance is not necessarily an indication of future performance.
Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
				1 Year	5 Year	10 Year
Allocation - Moderate	AB Variable Products Series Fund, Inc. Balanced Hedged Allocation Portfolio Class B	AllianceBernstein, L.P.	0.98%[1]	17.36%	5.64%	6.74%
Equity - US Small Cap	AB Variable Products Series Fund, Inc. Discovery Value Portfolio Class B	AllianceBernstein, L.P.	1.07%	2.64%	8.48%	8.27%
Equity - US Large Cap Growth	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio Class B	AllianceBernstein, L.P.	0.90%	12.85%	11.76%	15.88%
Allocation - Moderate	American Funds Insurance Series® American Funds® Global Balanced Fund Class 4	Capital Research and Management Company	1.01%[1]	16.96%	5.85%	7.43%
Allocation - Moderate	American Funds Insurance Series® Asset Allocation Fund Class 4	Capital Research and Management Company	0.79%	15.59%	8.70%	9.50%
Equity - Global Large Cap	American Funds Insurance Series® EUPAC Fund™[2] Class 4	Capital Research and Management Company	0.97%[1]	26.41%	3.14%	6.73%
Equity - Global Large Cap	American Funds Insurance Series® Global Growth Fund Class 4	Capital Research and Management Company	0.90%[1]	21.34%	7.97%	11.89%
Equity - US Large Cap Growth	American Funds Insurance Series® Growth Fund Class 4	Capital Research and Management Company	0.83%	19.93%	13.09%	17.67%
Equity - US Large Cap Blend	American Funds Insurance Series® Growth-Income Fund Class 4	Capital Research and Management Company	0.78%	17.77%	13.62%	13.63%
Equity - Global Emerging Markets	American Funds Insurance Series® New World Fund® Class 4	Capital Research and Management Company	1.07%[1]	27.92%	5.06%	8.98%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
				1 Year	5 Year	10 Year
Allocation - Moderate	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III	BlackRock Advisors, LLC / BlackRock International Limited, BlackRock (Singapore) Limited	1.01%[1]	19.42%	5.51%	7.33%
Equity - US Mid Cap	Legg Mason Partners Variable Equity Trust ClearBridge Variable Mid Cap Portfolio Class II	Franklin Templeton Fund Advisor, LLC / ClearBridge Investments, LLC	1.07%	4.08%	4.23%	7.24%
Equity - US Large Cap Value	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Select Large Cap Value Fund Class 2	Columbia Management Investment Advisers, LLC	0.94%	27.97%	13.32%	12.30%
Allocation - Moderate	First Trust Variable Insurance Trust First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	First Trust Advisors L.P.	1.18%	5.30%	3.98%	6.68%
Equity - US Large Cap Blend	Goldman Sachs Variable Insurance Trust Goldman Sachs U.S. Equity Insights Fund Service Shares	Goldman Sachs Asset Management, L.P.	0.77%[1]	15.49%	13.56%	13.48%
Fixed Income - US	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Core Plus Bond Fund Series II	Invesco Advisers, Inc.	0.87%[1]	6.96%	-0.36%	2.73%
Allocation - Moderate	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Equity and Income Fund Series II	Invesco Advisers, Inc.	0.82%	12.52%	8.68%	8.64%
Allocation - Aggressive	Lazard Retirement Series, Inc. Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares	Lazard Asset Management LLC	1.05%[1]	15.72%	5.19%	5.93%
Fixed Income - US	Lord Abbett Series Fund, Inc. Bond Debenture Portfolio Class VC	Lord, Abbett & Co. LLC	0.98%	8.33%	2.10%	4.72%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® Blended Research® Small Cap Equity Portfolio Service Class	Massachusetts Financial Services Company	0.83%[1]	5.49%	6.62%	8.82%
Allocation - Cautious	MFS® Variable Insurance Trust III MFS® Conservative Allocation Portfolio Service Class	Massachusetts Financial Services Company	0.95%	9.72%	2.83%	5.43%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust II MFS® Core Equity Portfolio Service Class	Massachusetts Financial Services Company	1.03%[1]	12.22%	11.26%	13.53%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Global Growth Portfolio Service Class	Massachusetts Financial Services Company	1.13%[1]	7.43%	6.50%	11.48%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Service Class	Massachusetts Financial Services Company	1.15%[1]	3.30%	1.08%	4.76%
Allocation - Aggressive	MFS® Variable Insurance Trust III MFS® Growth Allocation Portfolio Service Class	Massachusetts Financial Services Company	1.05%	11.87%	5.93%	8.95%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Service Class	Massachusetts Financial Services Company	1.06%[1]	3.40%	3.03%	11.32%
Allocation - Moderate	MFS® Variable Insurance Trust III MFS® Moderate Allocation Portfolio Service Class	Massachusetts Financial Services Company	0.97%	10.96%	4.55%	7.35%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
				1 Year	5 Year	10 Year
Equity - US Small Cap	MFS® Variable Insurance Trust MFS® New Discovery Series Service Class	Massachusetts Financial Services Company	1.12%[1]	12.56%	-0.54%	10.46%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® New Discovery Value Portfolio Service Class	Massachusetts Financial Services Company	1.13%[1]	2.88%	8.22%	10.30%
Equity - Technology Sector	MFS® Variable Insurance Trust II MFS® Technology Portfolio Service Class	Massachusetts Financial Services Company	1.07%[1]	16.28%	12.17%	18.35%
Fixed Income - US	MFS® Variable Insurance Trust MFS® Total Return Bond Series Service Class	Massachusetts Financial Services Company	0.78%[1]	6.94%	-0.09%	2.38%
Allocation - Moderate	MFS® Variable Insurance Trust MFS® Total Return Series Service Class	Massachusetts Financial Services Company	0.86%[1]	10.91%	6.16%	7.36%
US Money Market	MFS® Variable Insurance Trust II MFS® U.S. Government Money Market Portfolio[3] Service Class	Massachusetts Financial Services Company	0.45%[1]	3.85%	2.87%	1.77%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Service Class	Massachusetts Financial Services Company	0.94%[1]	12.77%	9.69%	9.77%
Allocation - Moderate	Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio Class II	Morgan Stanley Investment Management, Inc. / Morgan Stanley Investment Management Limited	1.00%[1]	17.36%	5.21%	6.75%
Equity - US Large Cap Growth	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II	Morgan Stanley Investment Management, Inc.	0.82%[1]	35.38%	3.15%	17.46%
Commodities Broad Basket	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	Pacific Investment Management Company LLC	3.29%[1]	18.85%	10.47%	6.43%
Fixed Income - Global	PIMCO Variable Insurance Trust PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	Pacific Investment Management Company LLC	1.19%	3.85%	0.93%	2.78%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Total Return Portfolio Advisor Class	Pacific Investment Management Company LLC	0.83%	8.78%	-0.08%	2.26%
Allocation - Moderate	Putnam Variable Trust Putnam VT George Putnam Balanced Fund Class IB	Putnam Investment Management, LLC / Franklin Advisers, Inc, Franklin Templeton Investment Management Limited	0.88%	13.95%	8.85%	10.17%
Allocation - Moderate	Putnam Variable Trust Putnam VT Global Asset Allocation Fund Class IB	Franklin Advisers, Inc. / The Putnam Advisory Company, LLC, Putnam Investment Management, LLC, Franklin Templeton Investment Management Limited	1.09%[1]	14.38%	8.39%	8.43%
Equity - Healthcare Sector	Putnam Variable Trust Putnam VT Global Health Care Fund Class IB	Putnam Investment Management, LLC / The Putnam Advisory Company, LLC, Franklin Advisers, Inc, Franklin Templeton Investment Management Limited	1.00%	15.05%	7.71%	8.36%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
				1 Year	5 Year	10 Year
Fixed Income - US	Putnam Variable Trust Putnam VT Income Fund Class IB	Franklin Advisers, Inc. / Putnam Investment Management, LLC, Franklin Templeton Investment Management Limited	0.82%	7.25%	-1.13%	1.89%
Equity - US Large Cap Value	Putnam Variable Trust Putnam VT Large Cap Value Fund Class IB	Putnam Investment Management, LLC / Franklin Advisers, Inc, Franklin Templeton Investment Management Limited	0.79%	20.35%	15.38%	13.30%
Equity - US Large Cap Blend	Putnam Variable Trust Putnam VT U.S. Research Fund[4] Class IB	Putnam Investment Management, LLC / The Putnam Advisory Company, LLC, Franklin Advisers, Inc, Franklin Templeton Investment Management Limited	0.93%	17.88%	14.52%	15.07%
Fixed Income - US	Legg Mason Partners Variable Income Trust Western Asset Core Plus VIT Portfolio Class II	Franklin Templeton Fund Adviser, LLC / Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. in Singapore	0.79%[1]	7.69%	-1.67%	1.85%

1
The Fund’s current expenses are subject to a temporary expense reimbursement and/or fee waiver. Please refer to the Fund’s prospectus for more information.
2
Prior to May 1, 2026, the name of this fund was International Fund.
3
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this Fund may become low and possibly negative.
4
Prior to May 1, 2026, the name of this fund was Putnam VT Research Fund.
 Fixed Options
The following is the list of the Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and cease offering an existing Fixed Option. We will provide you with written notice before doing so. In the prospectus, see the sections captioned “THE FIXED ACCOUNT” and “THE FIXED ACCOUNT: FIXED OPTIONS”, the sub-section captioned “Dollar-Cost Averaging“ under the “Other Programs” section in “THE ACCUMULATION PHASE” and the “Dollar-Cost Averaging” section of the table in “BENEFITS AVAILABLE UNDER THE CONTRACT” for more information.
Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	One (1) Year	1%
Dollar-Cost Averaging	6 Months and 12 Months	1%
You can find out about our current Guaranteed Interest Rates by calling us at (800) 374-3714.

APPENDIX B -LIST
OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS
If you own any of the optional benefit riders listed below, your Contract is subject to investment restrictions that limit the Investment Options that are available to you:
●
GLWB
●
HAV Death Benefit
●
ROP Death Benefit
If you violate the investment restrictions applicable to your benefit, your benefit will terminate automatically.
Investment Restrictions
If you elected a GLWB, HAV Death Benefit, and/or ROP Death Benefit rider, you may not allocate Purchase Payments to the Fixed Options (DCA Program and Guarantee Periods) and you may not transfer Contract Value to a Guarantee Period.
If you own any of these optional benefit riders, only the Funds that we have designated as “Designated Funds” are available for investment. We limit the number and type of available Designated Funds and impose minimum and maximum allocation requirements for each Designated Fund category in our sole discretion. Currently, the Designated Funds and four category aggregate allocation percentages, are the following:
Categories	Minimum/Maximum Aggregate Allocation Percentages	Designated Funds
Category I	Minimum 20% maximum 100%
American Funds Insurance Series®, Asset Allocation Fund
BlackRock Global Allocation V.I. Fund
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Invesco V.I. Core Plus Bond Fund
Lord Abbett Series Fund, Bond Debenture Portfolio
MFS® Conservative Allocation Portfolio
MFS® U.S. Government Money Market Portfolio
MFS® Total Return Bond Series
PIMCO Total Return Portfolio
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
Putnam VT Income Fund
Legg Mason Partners Variable Income Trust, Western Asset Core Plus
VIT Portfolio

Category II	Minimum 0% maximum 80%
AB Balanced Hedged Allocation Portfolio
AB Large Cap Growth Portfolio
American Funds Insurance Series®, Global Balanced Fund
American Funds Insurance Series®, Global Growth Fund
American Funds Insurance Series®, Growth Fund
American Funds Insurance Series®, Growth-Income Fund
Columbia Variable Portfolio - Select Large Cap Value Fund
Goldman Sachs V.S. Equity Insights Fund
Invesco V.I. Equity and Income Fund
Lazard Retirement Global Dynamic Multi-Asset Portfolio
MFS® Core Equity Portfolio
MFS® Global Growth Portfolio
MFS® Growth Allocation Portfolio
MFS® Moderate Allocation Portfolio
MFS® Total Return Series
MFS® Value Series
Morgan Stanley Variable Insurance Fund, Inc., Global Strategist
Portfolio

Categories	Minimum/Maximum Aggregate Allocation Percentages	Designated Funds
Putnam VT Large Cap Value Fund Putnam VT George Putnam Balanced Fund Putnam VT Global Asset Allocation Fund Putnam VT U.S. Research Fund
Category III	Minimum 0% maximum 25%
AB Discovery Value Portfolio
American Funds Insurance Series®, EUPACTM Fund
American Funds Insurance Series®, New World Fund®
Legg Mason Partners Variable Equity Trust, ClearBridge Variable Mid
Cap Portfolio
MFS® Blended Research® Small Cap Equity Portfolio
MFS® Mid Cap Growth Series
MFS® New Discovery Series
MFS® New Discovery Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc., Growth Portfolio

Category IV	Minimum 0% maximum 10%	MFS® Technology Portfolio MFS® Global Real Estate Portfolio PIMCO Commodity Real Return® Strategy Portfolio Putnam VT Global Health Care Fund
You may transfer funds within the categories as long as your allocations remain within the percentage ranges we have established and may change from time to time, and you adhere to the transfer provisions of your Contract. (See “Transfers Among the Subaccounts and the Fixed Account” and “Restrictions on Frequent Transfers.”)

APPENDIX C -STATE
LAW VARIATIONS
Right to Examine and Cancel
California, Florida, and North Dakota only
You may return and cancel your Contract within 10 days after receiving it (30 days if replacement or any longer period as may be required by applicable law).
The following states permit a longer period than 10 days after receiving your Contract for you to examine and cancel your Contract.
California - 30 days
Florida - 21 days
North Dakota - 20 days
Terminal Illness Withdrawal Charge Waiver (“TIW”)
South Dakota only
Under the TIW endorsement, we reserve the right to require a second opinion concerning the character and the extent of the Terminal Illness for which a claim is made and to have you examined by a Licensed Physician of our choosing and at our expense. However, for Contracts issued in South Dakota, a second opinion is at our expense and the Licensed Physician must be mutually acceptable to you and the Company.
Guarantee Periods
Florida only
For Contracts issued in Florida, the Company will offer a one-year Guarantee Period only for the duration of your Contract.
GLWB
North Dakota only
To determine the maximum Withdrawal Benefit Base of $5,000,000 for Contracts issued in North Dakota, the Company will not aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of other variable annuity contracts owned by you that have been issued by us or our affiliates.
HAV
HAV is not available for sale in California.

APPENDIX D -EXAMPLES
OF WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES
Example of Full Withdrawal:
	Contract Year	Purchase Payments	Hypothetical Contract Value Beginning of Year	Free Withdrawal Amount	Purchase Payment Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	40,000	40,000	-	40,000	8%	3,200
	2	-	42,000	4,200	37,800	7%	2,646
	3	-	45,000	4,500	40,000	6%	2,400
(b)	4	-	50,000	5,000	40,000	6%	2,400
	5	-	55,000	5,500	40,000	5%	2,000
	6	-	60,000	6,000	40,000	4%	1,600
	7	-	70,000	7,000	40,000	3%	1,200
(c)	8	-	75,000	7,500	-	0%	-
(a)
The Free Withdrawal Amount in any Contract Year is equal to 10% of the Contract Value on the last Contract Anniversary prior to the withdrawal. In Contract Year 1, the Free Withdrawal Amount is $0 because this example assumes no Required Minimum Distribution is applicable.
(b)
In Contract Year 4, the Free Withdrawal Amount is $5,000 which equals 10% of $50,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $40,000.
(c)
In Contract Year 8, the Free Withdrawal Amount is $7,500 which is 10% of $75,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $0 since the Purchase Payment amount subject to the Withdrawal Charge equals $0.
Example of Partial Withdrawal:
	Contract Year	Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Contract Value after Withdrawal
	1	40,000	40,000	41,000	-		-	8%	-	41,000
	2	-	42,000	42,000	-	4,200	-	7%	-	42,000
	3	-	45,000	50,000	-	4,500	-	6%	-	50,000
(a)	4	-	50,000	50,000	4,000	1,000	-	6%	-	46,000
(b)	4	-	50,000	46,000	5,000	-	4,000	6%	240	41,000
(c)	4	-	50,000	41,000	6,000	-	6,000	6%	360	35,000
(d)	4	-	50,000	35,000	35,000	-	30,000	6%	1,800	-
(a)
In Contract Year 4, the Free Withdrawal amount is $5,000 which equals 10% of $50,000. The partial withdrawal amount of $4,000 is less than the Free Withdrawal Amount, so there is no Withdrawal Charge.
(b)
Since a partial withdrawal of $4,000 was taken, the remaining Free Withdrawal Amount in Contract Year 4 is $5,000 - $4,000 = $1,000. Therefore $1,000 of the $5,000 withdrawal is not subject to a Withdrawal Charge, and $4,000 is subject to a Withdrawal Charge. Of the $9,000 withdrawn to date, $5,000 was attributable to the Free Withdrawal Amount and $4,000 was subject to a Withdrawal Charge.

(c)
Since partial withdrawals of $9,000 were taken, the remaining Free Withdrawal Amount in Contract Year 4 is $0; therefore all $6,000 is subject to a Withdrawal Charge. Of the $15,000 withdrawn to date, $5,000 has been from the Free Withdrawal Amount and $10,000 was subject to a Withdrawal Charge.
(d)
The remaining $35,000 is withdrawn. The Withdrawal Charge is 6% of $30,000 = $1,800. The amount subject to a Withdrawal Charge is $25,000 which represents total Purchase Payments not already withdrawn. The total Contract Year 4 Withdrawal Charge is $2,400 which is the same amount that was assessed for a full withdrawal in Contract Year 4 in the Full Withdrawal example.

APPENDIX E -EXAMPLES
OF CALCULATION OF FREE WITHDRAWAL AMOUNT
	Contract Year	Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Free Withdrawal Amount	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Contract Value after Withdrawal
	1	100,000	100,000	110,000	-	-	-	110,000
	2	-	110,000	110,000	11,000	-	11,000	110,000
	3	-	110,000	150,000	11,000	-	11,000	150,000
(a)	4	-	150,000	165,000	15,000	15,000	-	150,000
(b)	4	40,000	150,000	190,000	-	-	-	190,000
	5	-	190,000	190,000	19,000	-	19,000	190,000
	6	-	190,000	190,000	19,000	-	19,000	190,000
	7	-	190,000	190,000	19,000	-	19,000	190,000
(c)	8	-	190,000	190,000	19,000	-	19,000	190,000
(d)	8	20,000	190,000	210,000	19,000	-	19,000	210,000
(d)	8	-	190,000	210,000	19,000	18,000	1,000	192,000
(a)
In Contract Year 4, a request for the entire Free Withdrawal Amount is received. The Free Withdrawal Amount of $15,000, equals 10% of $150,000, which was the Contract Value on the last Contract Anniversary prior to the withdrawal.
(b)
Later in Contract Year 4, an additional Purchase Payment of $40,000 is made. However, because the Free Withdrawal Amount is based on the Contract Value as of the last Contract Anniversary and the full Free Withdrawal Amount has already been withdrawn, there is no additional Free Withdrawal Amount available from the additional Purchase Payment.
(c)
In Contract Year 8, a request for a partial withdrawal is received. The Free Withdrawal Amount of $19,000, equals 10% of $190,000, which was the Contract Value on the last Contract Anniversary prior to withdrawal.
(d)
Later in Contract Year 8, an additional Purchase Payment of $20,000 is received. However, because the Free Withdrawal Amount is based on the Contract Value on the last Contract Anniversary, there is no additional Free Withdrawal Amount available from the subsequent Purchase Payment.

The Statement of Additional Information (“SAI”) dated June 30, 2026 includes additional information. The SAI is incorporated by reference into this prospectus. The SAI is available without charge at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, or by sending an email request to customer.relations@delawarelife.com. The SAI is also available on our website at https://dfinview.com/delawarelife/TAHD/246115166?site=Annuity. You may request other information about your Contract and make investor inquiries by calling us at (877) 253-2323.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000204561

PART B

Delaware Life Masters Prime® Variable Annuity
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
DELAWARE LIFE VARIABLE ACCOUNT F (the “Variable Account”)
A SEPARATE ACCOUNT OF
DELAWARE LIFE INSURANCE COMPANY (“Delaware life”)
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2026
The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Delaware Life Masters Prime® Variable Annuity Prospectus. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated June 30, 2026, as supplemented, which may be obtained without charge at https://dfinreports.com/DelawareLife, or calling (800) 477-6545, or writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581. The Prospectus is also available on our website at https://dfinview.com/DelawareLife/TAHD/246115166?site=Annuity.

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
DLIC Sub-Holdings, LLC is the Company’s direct parent company. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: DLIC Sub-Holdings, LLC, DLIC Holdings, LLC, Group 1001 Insurance Holdings, LLC, Group 1001, Inc., TWG Financial Holdings, LLC, TWG Global, LLC, TWG Global Parent, LLC,TWG Global Holdings, LLC, DLHPII Equity Participation Company, LLC, TWF Global Holdings, LLC and DLICM, LLC.
Delaware Life Variable Account F, was established in accordance with Delaware law on December 3, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.
DISTRIBUTION OF THE CONTRACT
We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Contract is sold by registered representatives of broker-dealers who have entered into selling agreements with Delaware Life and Clarendon. Clarendon also acts as the general distributor of certain other annuity and variable life insurance contracts issued by Delaware Life. Clarendon’s principal business address is 230 Third Avenue, 6th Floor, Waltham, MA 02451.
Underwriting and distribution costs are borne directly by Delaware Life. Clarendon is not directly compensated for distribution of the Contracts. Delaware Life reimburses Clarendon for the cost of distribution services for the Contract. The reimbursement includes direct and directly allocable expenses for the distribution services and expenses for direct overhead.
The allocable expenses and overhead charges shall include, without limitation: all necessary examination and registration fees and other expenses of any type incurred by Clarendon with respect to the registration with FINRA of individuals employed by or otherwise associated with Delaware Life; all necessary training and continuing education expenses incurred by Clarendon with respect to FINRA-registered individuals who are employed by or otherwise associated with Delaware Life; all filing fees incurred by Clarendon with respect to the filing with FINRA of sales and advertising material for the Contracts; salaries and payroll taxes for personnel performing distribution services; license and registration fees; equipment and supplies; computer charges; consulting, accounting and legal fees; travel expenses; rent and other reasonable and customary business overhead charges; and all other charges, costs, and expenses reasonably incurred in connection with providing the distribution services. In addition to commissions, Delaware Life may, from time to time, pay or allow additional promotional incentives, in the form of cash or other non-cash compensation. Delaware Life reserves the right to offer these additional incentives only to certain broker- dealers that sell or are expected to sell during specified time periods certain minimum numbers of Contracts or other contracts offered by Delaware Life. Promotional incentives may change at any time.
Total commissions paid on behalf of Clarendon by Delaware Life in connection with other contracts issued through the Variable Account during 2023, 2024, and 2025 were approximately $52,432,425, and $56,864,156 and $51,672,863, respectively.
PERFORMANCE CALCULATION AND OTHER RELATED INFORMATION
From time to time our advertising and other promotional material may quote the performance (yield and total return) of a Sub-Account. In addition, our reports or other communications to current contract owners may also quote the yield on total return of a Sub-Account. Quoted results are based on past performance and reflect the performance of all assets held in that Sub-Account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.
2

Calculation of Yield and Effective Yield for the Money Market Fund Sub-Account
We calculate the yield of the Money Market Fund Sub-Account for a 7-day period by determining the net change (including the standard charges for a Contract or Account), exclusive of capital changes and income, other than investment income, in the value of a hypothetical investment in the Money Market Fund Sub-Account. We assume the following. There is an investment equal to one share on Day 1. We then determine the value of the hypothetical investment in the Money Market Fund Sub-Account on Day 7. The Day 7 value minus the Day 1 value is the net change in value for the hypothetical investment in the Money Market Fund Sub-Account. The net change in value divided by Day 1 value give us the 7-day return for the hypothetical investment in the Money Market Fund Sub-Account. We then multiply the 7-day return by 365/7, with the resulting yield figure carried at least to the nearest hundredth of one percent.
The effective yield calculation is similar, except we assume all returns or interest are reinvested for the period in the Money Market Fund Sub-Account. For effective yield, we also carry the results to the nearest hundredth of one percent.
The calculation of yield and effective yield of the Money Market Fund Sub-Account does not include any charges for optional benefits, if available and selected by you, which would lower this performance.
Any performance advertising of yield and effective yield for the Money Market Fund Sub-Account will be accompanied by the standardized total return for the Sub-Account.
Calculation of Yield for Non-Money Market Fund Sub-Accounts
We calculate yield on a thirty-day period by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:
YIELD = 2[(	a - b	+1)[6] -1]
cd
Where:
a
= net investment income earned during the period by the Fund attributable to Sub-Account shares.
b
= expenses accrued for the period (net of reimbursements).
c
= the average daily number of Accumulation Units outstanding during the period.
d
= the maximum offering price per Accumulation Unit on the last day of the period.
Any performance advertising of yield for the non-Money Market Fund Sub-Accounts will be accompanied by the standardized total return for the Sub-Account.
Calculation of Total Return
For the 1-, 5- and 10-year periods, we calculate the average annual total return according to the following formula:
P(1+T)n = ERV
Where:
P
= a hypothetical initial payment of $1,000
T
= average annual total return
n
= number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the year period(s) at the end of the year period(s) (or fractional portion thereof).
3

The average annual total return will include the standard charges for the Contract or Account. The calculation of total return for the Sub-Accounts does not include any charges for optional benefits, if available and selected by you, which would lower this performance.
Non-Standardized Performance
We also advertise hypothetical total return performance for the Sub-Accounts before the inception of the Variable Account and may advertise other non-standardized performance total return. Non-standardized performance total return will be accompanied by standardized performance total return.
Other Performance Information
Delaware Life may also distribute other performance information including, but not limited to, sales material which compares the Contract or Account and its optional benefits, if any, and/or the performance of the Contract or Account with other third-party variable and fixed annuities. In addition, we may use advertisements that include Delaware Life’s credit rating by nationally recognized statistical rating organizations such as AM Best and Standard and Poor’s. From time to time, we may also advertise comparisons, such as tax-deferred compounding charts and other hypothetical illustrations, with comparisons of taxable and tax-deferred investments.
ANNUITY PROVISIONS
During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available Annuity Option. On the Annuity Income Date, the Company will apply the Contract Value, less any applicable premium tax or similar tax, to an Annuity Option.
The Income Phase of your Contract begins on the Annuity Income Date when we make the first annuity payment.
Currently, only Fixed Annuity Options are available under the Contract.
See “Income Phase - Annuitization Provisions” in the Prospectus.
CUSTODIAN
Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 10555 Group 1001 Way, Zionsville, IN 46077. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.
OTHER SERVICE PROVIDERS
SE2, LLC (“SE2”), a third-party provider of contract administration services for life insurance companies, administers the Contracts. See “Administration of the Contract” in the Prospectus for additional information about SE2. During 2023, 2024, and 2025, Delaware Life paid SE2 approximately $29,208, $27,873, and $30,628, respectively, for services associated with the administration of the Contracts.
4

EXPERTS
The financial statements of Delaware Life Insurance Company as of December 31, 2025 and 2024 and for each of the years in the three-year period ended, and the financial statements of each of the sub-accounts of Delaware Life Variable Account F, as of December 31, 2025 and for each of the years in the two-year period ended December 31, 2025, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated June 26, 2026, of Delaware Life Insurance Company includes explanatory language that states that the financial statements are prepared by Delaware Life Insurance Company using statutory accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.
FINANCIAL STATEMENTS
The financial statements are incorporated by reference to submission form N-VPFS/A filed on June 29, 2026, for Delaware Life Insurance Company and Delaware Life Variable Account F. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
5

PART C
OTHER INFORMATION
Item 27. EXHIBITS
(a)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the
Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on
October  14, 1997); Exhibit (a)

(b)	Not Applicable.
(c)(1)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon
Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration
Statement on Form N-4, File No. 333-83364, filed on or about April  28, 2009); Exhibit (c)(1)

(c)(1)(i)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April  28, 2009); Exhibit (c)(1)(i)

(c)(1)(ii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April
27, 2010); Exhibit (c)(1)(ii)

(c)(1)(iii)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April
27, 2010); Exhibit (c)(1)(iii)

(c)(2)
Form of Sales Operations and General Agent Agreement; (Incorporated herein by reference to Post-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on April  26, 2019) Exhibit
(c)(2)

(d)(1)
Form of Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the
Registration Statement on Form N-4, File No., 333-225901 filed on June  27, 2018); Exhibit (d)(1)

(d) (1)(i)
Form of Contract Specifications (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No., 333-225901 filed on October  1, 2018); Exhibit (d)(1)(i)

(d)(2)
GLWB Rider to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June  27, 2018); Exhibit (d)(2)

(d)(2)(i)
Form of Additional Benefit Specifications Guaranteed Living Withdrawal Benefit Rider (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901
filed on October  1, 2018); Exhibit (d)(2)(i)

(d)(3)
HAV Death Benefit Rider to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June  27, 2018); Exhibit (d)(3)

(d)(3)(i)
Form of Additional Benefit Specifications HAV Death Benefit Rider (Incorporated herein by reference to the
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on
October  1, 2018); Exhibit (d)(3)(i)

(d)(4)
ROP Death Benefit Rider to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June  27, 2018); Exhibit (d)(4)

(d)(4)(i)
Form of Additional Benefit Specifications ROP Death Benefit Rider (Incorporated herein by reference to the
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on
October  1, 2018); Exhibit (d)(4)(i)

(d)(5)
Nursing Home Waiver Endorsement to Flexible Payment Individual Deferred Variable Annuity Contract
(Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27,
2018); Exhibit (d)(5)

(d)(6)
Terminal Illness Waiver Endorsement to Flexible Payment Individual Deferred Variable Annuity Contract
(Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27,
2018); Exhibit (d)(6)

(e)
Application to be used with to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June  27, 2018); Exhibit (e)

(f)(1)
Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August  11, 2014); Exhibit (f)(1)

(f)(2)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (f)(2)
(g)	Not Applicable.
(h)(1)
Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life
Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments,
Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form
N-4, File No. 333-225901 filed on October 1, 2018); Exhibit (h)(1)

(h)(2)
Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware
Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-4, File No. 333-225901 filed on October 1, 2018): Exhibit (h)(2)

(h)(3)
Participation Agreement, dated October 1, 2008, as amended through July 2, 2020, by and among Delaware Life
Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and
Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-4, File No. 333-225901 filed on October 1, 2018): Exhibit (h)(3)

(h)(4)
Participation Agreement, dated May 13, 2004 as amended through June 19, 2018, by and among Delaware Life
Insurance Company and Delaware Life Insurance Company of New York, BlackRock Variable Series Funds, Inc.,
BlackRock Advisors, LLC, and BlackRock Investments, LLC (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901 filed on October  1, 2018);
Exhibit (h)(4)

(h)(5)
Participation Agreement, dated April 26, 2013, as amended through July 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity
Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers,
LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901 filed on October 1, 2018);
Exhibit (h)(5)

(h)(6)
Participation Agreement, dated September 27, 2018, as amended through August 21, 2020 by and among Goldman
Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901
filed on October 1, 2018); Exhibit (h)(6)

(h)(7)
Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life
Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan
Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901 filed on October 1, 2018); Exhibit (h)(7)

(h)(8)
Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC,
and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901 filed on October 1, 2018); Exhibit (h)(8)

(h)(9)
Participation Agreement, dated February 17, 1998, as amended through August 2, 2018, by and among Delaware Life
Insurance Company and Delaware Life Insurance Company of New York, Legg Mason Partners Fund Advisor, LLC,
Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901
filed on October  1, 2018); Exhibit (h)(9)

(h)(10)
Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord,
Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No., 333-225901 filed on October 1, 2018); Exhibit (h)(10)

(h)(11)
Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware
Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II
and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018); Exhibit (h)(11)

(h)(12)
Participation Agreement, dated May 1, 2004, as amended through June 23, 2020, by and among Delaware Life
Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment
Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);
Exhibit (h)(l2)

(h)(13)
Participation Agreement, dated September 16, 2002, as amended through June 25, 2020, by and among Delaware
Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and
PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No., 333-225901 filed on October 1, 2018); Exhibit (h)(13)

(h)(14)
Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life
Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail
Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901 filed on October 1, 2018); Exhibit (h)(14)

(h)(15)	Participation Agreement, dated March 3, 2020, by and among Delaware Life Insurance Company, First Trust Variable Insurance Trust, and First Trust Portfolios, L.P.; Exhibit (h)(15)
(h)(16)
Form of Letter Amendment to Participation Agreement, which removed Delaware Life Insurance Company of New
York as a party to the Participation Agreements, Exhibits (h)(3)-(h)(11) and (h)(13)-(h)(14), (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4, File No. 333-168710 filed on April 29, 2025); Exhibit (h)(16)

(i)
Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and SE2, Inc., dated
December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration
Statement on Form N-6, File No. 333-143354, filed on April  29, 2015.); Exhibit (i)

(i)(2)	Services Agreement, dated July 1, 2025, between Zinnia Tech Solutions LLC and Delaware Life Insurance Company.*
(i)(3)
Third Party Administration Addendum to the Services Agreement, dated July 1, 2025, among Zinnia Tech
Solutions LLC, Se2, LLC, Zinnia Digital Service LLP, Delaware Life Insurance Company and Security Distributors,
LLC.*

(i)(4)	Order Form, dated July 1, 2025, between Zinnia Tech Solutions LLC and Delaware Life Insurance Company.*
(j)	Not Applicable (Other Material Contracts)
(k)(1)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)*;
(1)	Not Applicable (Other Opinions);
(m)	Not Applicable (Omitted Financial Statements);
(n)	Not Applicable (Initial Capital Agreements);
(o)
Form of Initial Template Summary Prospectus (Incorporated by reference to Post-Effective Amendment No. 5 to the
Registration Statement on Form N-4, File No. 333- 225901, filed on October  8, 2021); Exhibit (o)

(p)	Powers of Attorney*;
(q)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures*
(r)	Organization Chart for DLIC Sub-Holdings, LLC, the Depositor and Registrant*
(s)	Consents of Independent Registered Public Accounting Firm*
*
Filed herewith
Item 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director

Name and Principal Business Address	Positions and Offices With Depositor
Michael K. Moran Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Curtis P. Steger Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Daniel J. Towriss Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Executive Officer
Michael S. Bloom Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Legal Officer and Secretary
Andrew F. Kenney Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Investment Officer
John J. Miceli, Jr. Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Treasurer
Ellyn M. Nettleton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Accounting Officer
Martin B. Woll Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Operating Officer
Fang L. Wang Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	President and Chief Financial Officer
Daniel P. Healy Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Risk Officer
Dale Uthoff Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Product Officer
Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.
The organization chart of DLIC Sub-Holdings, LLC, the Depositor and Registrant is filed herewith as Exhibit (r). None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 30. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
Item 31. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant and Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account and Keyport Variable Account I.
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Colin J. Lake	President and Director
	Fang L. Wang	Director
	Michael S. Bloom	Secretary and Director
	John J. Miceli, Jr.	Treasurer
	James Joseph	Financial/Operations Principal
	Elizabeth T. Carey	Chief Compliance Officer
*
The principal business address of all directors and officers of the principal underwriter, is 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451.
(c) Inapplicable.
Item 32. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 10555 Group 1001 Way, Zionsville, Indiana 46077 and 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, or at the offices of SE2, LLC at 5801 SW 6th Avenue, Topeka, Kanas 66636-0001.
Item 33. MANAGEMENT SERVICES
Not Applicable.
Item 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 30th day of June, 2026.
DELAWARE LIFE VARIABLE ACCOUNT F (Registrant)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer (Principal Executive Officer)

DELAWARE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer (Principal Executive Officer)

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Dennis A. Cullen* Dennis A. Cullen	Director	June 30, 2026
/s/ Michael K. Moran* Michael K. Moran	Director	June 30, 2026
/s/ Curtis P. Steger* Curtis P. Steger	Director	June 30, 2026
/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer (Principal Executive Officer)	June 30, 2026
/s/ Ellyn M. Nettleton* Ellyn M. Nettleton	Chief Accounting Officer (Principal Accounting Officer)	June 30, 2026
/s/ Fang L. Wang* Fang L. Wang	President and Chief Financial Officer (Principal Financial Officer)	June 30, 2026
*By: /s/ Kathleen A. McGah Kathleen A. McGah	Attorney-in-Fact	June 30, 2026
*
Kathleen A. McGah has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Director and Officer signatures. Powers of Attorney are included herein as Exhibit (p). Resolution of the Board of Directors is included herein as Exhibit (q).

EXHIBIT INDEX
(i)(2)	Services Agreement
(i)(3)	Third Party Administration Addendum
(i)(4)	Order Form
(k)(1)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)
(p)	Powers of Attorney
(q)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures
(r)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC
(s)	Consents of Independent Registered Public Accounting Firm